As filed with the Securities and Exchange Commission on July 17, 2026

File Nos. 333-22075 and 811-08061

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 100	[X]

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 103	[X]
(Check appropriate box or boxes.)

Diamond Hill Funds

(Exact Name of Registrant as Specified in Charter)

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (888) 226-5595

Sheelyn Michael, Diamond Hill Funds

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215

(Name and Address of Agent for Service)

With copy to:

Nathan J. Greene, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

(212) 839-8673

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X]	on September 30, 2026 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 17, 2026

Prospectus

[                          ], 2026

	Class A	Class C	Class I	Class Y

Diamond Hill Short Duration Income Fund (formerly named Diamond Hill Short Duration Securitized Bond Fund)	DHEAX	DHECX	DHEIX	DHEYX
Diamond Hill Core Bond Fund	DHRAX	DHRCX	DHRIX	DHRYX

As with all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in Diamond Hill Funds (the “Trust” or “Funds”), managed by Diamond Hill Capital Management, LLC (the “Adviser”). The Trust consists of twelve portfolios: Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Income Fund (formerly named Diamond Hill Short Duration Securitized Bond Fund), Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Core Plus Bond Fund, and Diamond Hill Large Cap Concentrated ETF. This prospectus describes shares of Diamond Hill Short Duration Income Fund and Diamond Hill Core Bond Fund designated as Classes A, C, I and Y. Other series of the Trust are available by separate prospectuses.

Table of Contents

Fund Summaries
Diamond Hill Short Duration Income Fund	1
Diamond Hill Core Bond Fund	6
Fund Details
Additional Information About Investment Strategies and Related Risks	10
Investment Risks	11
Portfolio Holdings Disclosure	14
Management of the Funds	15
Your Account
Pricing Your Shares	16
How to Purchase Shares	16
How to Redeem Shares	23
How to Exchange Shares	24
How to Request Certain Non-Financial Transactions	25
Market Timing and Frequent Trading Policy	26
Distributions and Taxes	26
Householding	27
Financial Highlights	28
For more information, see back cover.

Class	Class A	Class C	I	Y
Ticker	DHEAX	DHECX	DHEIX	DHEYX

Investment Objective

The investment objective of the Diamond Hill Short Duration Income Fund (the “Fund” or the “Short Duration Income Fund”) (formerly known as “Diamond Hill Short Duration Securitized Bond Fund”) is to maximize total return consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A1	Class C	Class I	Class Y
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of your purchase or redemption price)	1.00%[2]	1.00%[3]	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other expenses[4]	0.22%	0.22%	0.18%	0.05%
Total annual fund operating expenses	0.82%	1.57%	0.53%	0.40%

[1]	Class A shares were previously designated as Investor shares.
[2]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.
[3]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class C shares made within 13 months following purchase.
[4]	Other expenses, which include Administration fees, for Class A and Class I shares have been restated to reflect current expenses. Other expenses for Class C shares are estimated for the current fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except where otherwise indicated for Class C shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable maximum sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$433	$505	$694	$1,238
Class C (Sold)	263	496	855	1,867
Class C (Held)	160	496	855	1,867
Class I	54	170	296	665
Class Y	41	128	224	505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, intends to provide total return by investing in a diversified portfolio of fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion of its assets in securitized bond investments at the discretion of Diamond Hill Capital Management, LLC (the “Adviser”).

Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”), and other similar securities and related instruments.

Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities at the discretion of the Adviser.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 1

Diamond Hill Short Duration Income Fund Summary	As of [ ], 2026

Under normal circumstances, the Fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the Fund’s average duration may be longer than three. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.

The Fund may invest up to 35% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

When selecting securities for the Fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk Asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, are subject to certain risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

CMOs and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and a class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Consumer Loans Risk Investments in consumer loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency. In particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.

2 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Diamond Hill Short Duration Income Fund Summary	As of [ ], 2026

Government Securities Risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield Securities Risk The Fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Interest Rate Risk The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Liquidity Risk The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The Fund may not be able to meet the requests to redeem Fund shares without significant dilution of remaining investors’ interest in the Fund.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual investments will perform as anticipated.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Non-U.S. and Emerging Markets Risk The Fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries. As a result, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards. Trade tensions and sanctions on individuals and companies can contribute to market volatility, which may affect the Fund's performance. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.

Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Performance

Effective [    ], 2026, the Fund changed its name and investment strategies. Performance for the periods prior to [    ], 2026 is based on the investment strategies utilized by the Fund under the name “Diamond Hill Short Duration Securitized Bond Fund.” The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and a supplemental index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 3

Diamond Hill Short Duration Income Fund Summary	As of [ ], 2026

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	2Q 2020, +5.26%
Worst Quarter:	1Q 2020, -7.64%

The year-to-date return as of June 30, 2026 was 2.04% for the Class I shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

The average annual total returns for the Fund’s Class A and Class C shares below are reduced to reflect the maximum applicable sales charges applicable to the class and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

Class C shares had not commenced operations prior to the date of this Prospectus. Performance information for Class C shares will be provided after Class C shares have been in operation for a full calendar year. Class C shares would have substantially similar annual returns to the classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date of Class	One Year	Five Years	Since Inception
Class I Before Taxes	07/05/16	6.60%	4.73%	4.25%
After Taxes on Distributions		4.03	2.69	2.48
After Taxes on Distributions and Sale of Fund Shares		3.87	2.72	2.48
Class A (formerly Investor) Before Taxes	07/05/16	3.52	3.88	3.66
Class Y Before Taxes	07/05/16	6.62	4.85	4.37
Bloomberg US Aggregate Bond Index		7.30	(0.36)	1.49
Bloomberg 1-3 Year US Government/Credit Index		5.35	1.97	2.02

The Fund's broad-based securities market index is the Bloomberg US Aggregate Bond Index, which measures the performance of investment grade, fixed-rate taxable bond market and includes government and corporate bonds, agency mortgage-backed, asset-backed and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg 1-3 Year US Government/Credit Index represents the index utilized by the Adviser for measuring performance. The Bloomberg 1-3 Year US Government/Credit Index measures the performance of investment grade government and corporate bonds with maturities of one to three years.

The indexes are unmanaged, include net reinvested dividends, do not reflect fees or expenses (which would lower the return), and are not available for direct investment.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, LLC

Portfolio Managers

Henry Song

Portfolio Manager

since 7/2016

Mark Jackson

Portfolio Manager

since 7/2016

Arthur Cheng
Portfolio Manager
since [9/2026]

4 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Diamond Hill Short Duration Income Fund Summary	As of [ ], 2026

Buying and Selling Fund Shares

Minimum Initial Investment

Class A, Class C and Class I: $2,500

Class Y: $500,000

To Place	Regular Mail:
Orders	Diamond Hill Short Duration Income Fund
P.O. Box 46707
Cincinnati, OH 45246
Phone: 888-226-5595
Overnight Delivery:
Diamond Hill Short Duration Income Fund
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 5

Class	Class A	Class C	I	Y
Ticker	DHRAX	DHRCX	DHRIX	DHRYX

Investment Objective

The investment objective of the Diamond Hill Core Bond Fund (the “Fund” or the “Core Bond Fund”) is to maximize total return consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A1	Class C	Class I	Class Y
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of your purchase or redemption price)	1.00%[2]	1.00%[3]	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other expenses[4]	0.22%	0.22%	0.18%	0.05%
Total annual fund operating expenses	0.77%	1.52%	0.48%	0.35%

[1]	Class A shares were previously designated as Investor shares.
[2]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
[3]	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class C shares made within 13 months following purchase.
[4]	Other expenses, which include Administration fees, for Class A and Class I shares have been restated to reflect current expenses. Other expenses for Class C shares are estimated for the current fiscal year.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except where otherwise indicated for Class C shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable maximum sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$551	$612	$787	$1,293
Class C (Sold)	258	480	829	1,813
Class C (Held)	155	480	829	1,813
Class I	49	154	269	604
Class Y	36	113	197	443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, intends to provide total return by investing at least 80% of its net assets at the time of purchase (plus any amounts borrowed for investment purposes) in a diversified portfolio of investment grade, fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion or all of its assets in interests in pools of mortgage-related and mortgage-backed securities at the discretion of Diamond Hill Capital Management, LLC (the “Adviser”).

Under normal circumstances, the Fund will maintain an average portfolio duration of plus or minus 20% of the duration of the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is a broad-based index that represents the investment grade, U.S. dollar-denominated fixed-rate taxable bond market. Duration of the Bloomberg US Aggregate Bond Index was 5.95 as of its last reconstitution date of January 31, 2026. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

When selecting securities for the Fund, the Adviser performs a bottom-up, research-based approach in seeking to identify opportunities. In buying and selling securities for the Fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

6 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Diamond Hill Core Bond Fund Summary	As of [ ], 2026

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk Asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, are subject to certain risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and a class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

Consumer Loans Risk Investments in consumer loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency. In particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.

Government Securities Risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 7

Diamond Hill Core Bond Fund Summary	As of [ ], 2026

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Interest Rate Risk The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Liquidity Risk The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The Fund may not be able to meet the requests to redeem Fund shares without significant dilution of remaining investors' interest in the Fund.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual investments will perform as anticipated.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Non-U.S. and Emerging Markets Risk The Fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries. As a result, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards. Trade tensions and sanctions on individuals and companies can contribute to market volatility, which may affect the fund's performance. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.

Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2023, +6.41%
Worst Quarter:	1Q 2022, -4.99%

The year-to-date return as of June 30, 2026 was 1.06% for Class I shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

The average annual total returns for the Fund’s Class A and Class C shares below are reduced to reflect the maximum applicable sales charges applicable to the class and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

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Diamond Hill Core Bond Fund Summary	As of [ ], 2026

Class C shares had not commenced operations prior to the date of this Prospectus. Performance information for Class C shares will be provided after Class C shares have been in operation for a full calendar year. Class C shares would have substantially similar annual returns to the classes presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date of Class	One Year	Five Years	Since Inception
Class I Before Taxes	07/05/16	7.16%	0.61%	2.33%
After Taxes on Distributions		5.08	(0.97)	0.96
After Taxes on Distributions and Sale of Fund Shares		4.21	(0.23)	1.18
Class A (formerly Investor) Before Taxes	07/05/16	2.93	(0.41)	1.63
Class Y Before Taxes	07/05/16	7.39	0.74	2.45
Bloomberg US Aggregate Bond Index		7.30	(0.36)	1.49

The Fund's broad-based securities market index is the Bloomberg US Aggregate Bond Index, which measures the performance of investment grade, fixed-rate taxable bond market and includes government and corporate bonds, agency mortgage-backed, asset-backed and commercial mortgage-backed securities (agency and non-agency). The Bloomberg US Aggregate Bond Index also represents the index utilized by the Adviser for measuring performance.

The index is unmanaged, includes net reinvested dividends, does not reflect fees or expenses (which would lower the return), and is not available for direct investment.

Portfolio Management

Investment Adviser

Diamond Hill Capital Management, LLC

Portfolio Managers

Henry Song

Portfolio Manager

since 7/2016

Mark Jackson

Portfolio Manager

since 7/2016

Buying and Selling Fund Shares

Minimum Initial Investment

Class A, Class C and Class I: $2,500

Class Y: $500,000

To Place Orders	Regular Mail:
Diamond Hill Core Bond Fund
P.O. Box 46707
Cincinnati, OH 45246
Phone: 888-226-5595
Overnight Delivery:
Diamond Hill Core Bond Fund
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 9

Fund Details

Additional Information About Investment Strategies and Related Risks

Securities Lending

To generate additional income, each Fund may lend its portfolio securities to financial institutions, meaning that a significant portion of the Fund could be on loan at any given time. Cash collateral from borrowers is invested in a registered investment company managed by State Street Investment Management (the "State Street Fund") that was established solely to hold securities lending collateral. The Funds and certain other funds managed by the Adviser are the only investors in the State Street Fund and own all its shares. While this practice will not impact a Fund’s principal investment strategy, it does subject the Fund to the securities lending risk described in the Investment Risks section below. Any expenses associated with securities lending are not reflected in the fee table for the Funds.

Investments in Other Diamond Hill Funds

Each Fund may invest in shares of another investment company, including another Diamond Hill Fund. While this practice will not impact a Fund’s principal investment strategy, it does subject the Fund to the investment company risk described in the Investment Risks section below.

DIAMOND HILL SHORT DURATION INCOME FUND

The Fund, under normal market conditions, intends to provide total return by investing in a diversified portfolio of fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion of its assets in securitized bond investments at the discretion of the Adviser.

Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non- MBS (including CMBS, RMBS, and CMOs), ABS, and other similar securities and related instruments.

Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae, Sallie Mae or Freddie Mac. The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities at the discretion of the Adviser.

Under normal circumstances, the Fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the Fund’s average duration may be longer than three. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.

The Fund may invest up to 35% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

This is a non-fundamental investment policy that can be changed by the Board of Trustees (“Board”) of the Trust upon 60 days’ prior notice to shareholders.

DIAMOND HILL CORE BOND FUND

Under normal market conditions, the Fund intends to provide total return by investing at least 80% of its net assets at the time of purchase (plus any amounts borrowed for investment purposes) in a diversified portfolio of investment grade, fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or a U.S. affiliates of non-U.S. corporations, including those in emerging markets. This is a non-fundamental investment policy that can be changed by the Board upon 60 days’ prior notice to shareholders.

Emerging market countries include those generally recognized to be an emerging market country by the international financial community; classified by the United Nations as a developing country; or classified as an emerging market country by Morningstar, Inc., or other index or data provider. The Fund may invest a significant portion or all of its assets in interests of pools of mortgage-related and mortgage-backed securities at the Adviser’s discretion. Mortgage-backed securities include CMOs, IOs and POs. CMOs are a type of mortgage-backed security that contains a pool of mortgages bundled together and sold as an investment. Organized by maturity and level of risk, CMOs receive cash flows as borrowers repay the mortgages that act as collateral on these securities. CMOs distribute principal and interest payments to their investors based on predetermined rules and agreements. POs and IOs are mortgage-backed securities that receive only principal or interest payments, respectively, generated by the underlying collateral. Consequently, an investor in an IO is entitled to receive only regular cash flows that are derived from incoming interest payments received by the CMO, while the investor in a PO is entitled to receive only regular cash flows that are derived from incoming principal repayments on the loan pool underlying the CMO. Under normal circumstances, the Fund will maintain an average portfolio duration plus or minus 20% of the duration of the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is a broad-based index that represents the investment grade, U.S. dollar-denominated fixed-rate taxable bond market. Duration is an approximate measure of a bond's price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

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Fund Details

Investment Risks

The main risks associated with investing in the Funds are described below and in the Fund Summaries at the front of this prospectus. All of the risks listed below are significant to the Funds, regardless of the order in which they appear.

Main Risks

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk The Funds may invest in ABS, MBS, and other mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages that are subject to certain risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Funds may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Funds may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Funds may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

CMOs and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Funds invest may be more volatile and may be subject to higher risk of non-payment. The risk of default, as described under “Credit Risk”, for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The fund will be exposed to additional risk to the extent that they use inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the Adviser, the funds could lose all or substantially all of their investments in inverse IOs.

Consumer Loans Risk Investments in consumer loans expose the Funds to additional risks beyond those normally associated with more traditional debt instruments. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than seven days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that a Fund may not receive its proceeds in a timely manner or that a Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Funds. Such default could result in losses to the Funds. In addition, the credit quality of securities held by the Funds may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Funds. Lower credit quality also may affect liquidity and make it difficult for the Funds to sell the security.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency. In particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.

Government Securities Risk The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, in 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) placed Fannie Mae and Freddie Mac into conservatorship to stabilize the institutions and return them to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Preferred Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

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Fund Details

High Yield Securities Risk This is a main risk for the Short Duration Income Fund and an additional risk for the Core Bond Fund as it relates to a non-principal investment strategy. The Funds invest in below investment grade bonds, also known as high yield securities or junk bonds. High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market for high yield securities is generally less active than the market for higher quality securities and the market price of these securities can change suddenly and unexpectedly. Based on measures such as dealer inventories and average trade size, the high yield market has become less liquid at the same time as it has grown markedly and become more concentrated under the control of the largest investors. During future periods of market stress, liquidity conditions in the high yield market may be even worse than prior periods of market stress.

Illiquid Securities Risk The Funds may invest up to 15% of the value of net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in current market conditions within seven calendar days in the normal course of business at approximately the amount at which it is valued by a Fund and without significantly changing the value of the investment. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Funds.

Interest Rate Risk The Funds invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated but will affect the value of your investment.

Liquidity Risk The Funds may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The Funds may not be able to meet the requests to redeem Fund shares without significant dilution of remaining investors' interest in the Fund.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Market Risk The value of a Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors, including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and tensions that disrupt international relations, supply chain disruptions, trade barriers, staff shortages, and widespread public health issues affect the securities markets. Pandemics, such as the coronavirus disease, may result in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings and investor sentiment, adversely impacting the prices and liquidity of a Fund's investments.

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Fund Details

Non-U.S. and Emerging Markets Risk Investing in non-U.S. securities (including depository receipts) involves special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater market volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards of non-U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. If non-U.S. securities are denominated and traded in a non-U.S. currency, the value of a Fund’s non-U.S. holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Trade tensions and sanctions on individuals and companies can contribute to market volatility, which may affect the Funds. This may adversely impact Fund performance. The risks associated with non-U.S. securities are magnified in countries in “emerging markets” compared to more mature markets. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging markets may face greater social, economic, regulatory and political uncertainties. Emerging market countries may have different regulatory, accounting, auditing and financial reporting and record keeping standards and may have material limitations on PCAOB inspections, investigations, and enforcement. Therefore, the availability and reliability of information, particularly financial information material to an investment decision in emerging market companies, may be limited in scope and reliability as compared to information provided by U.S. companies. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden and sometimes substantial fluctuations in the value of your investments. A Fund’s investments in non-U.S. and emerging market securities may also be subject to non-U.S. withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Prepayment and Call Risk The issuer of certain securities, such as mortgage-backed and asset-backed securities, may repay principal in advance, especially when interest rates fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Additional Risks

General Risks All mutual funds carry a certain amount of risk. You may lose money on your investment in a Fund. A Fund is subject to management risk because it is an actively managed fund. A Fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Convertible Securities Risk The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Cybersecurity Risk The computer systems, networks and devices used by each Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by each Fund and its service providers, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. A Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; may negatively impact the financial condition of an issuer, counterparty or other market participant; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Neither a Fund or the Adviser control the cybersecurity systems of issuers or third-party service providers.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 13

Fund Details

Inflation-Indexed Bonds Risk Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending Risk A delay in repayment to the Funds from a borrowing fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, a Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund.

Investment Company and Exchange-Traded Fund ("ETF") Risk A Fund may invest in shares of other investment companies or ETFs. Shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. In addition, a Fund will be subject to the risks associated with the investment company or ETF's investments. The price movement of an ETF may not track the underlying index and may result in a loss. The closed-end investment company or ETF may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant volatility or stress, causing investors to pay significantly more or less than the value of the ETF's underlying portfolio. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund. To the extent a Fund invests in an underlying Diamond Hill Fund, because the Adviser provides services to and receives fees from the underlying fund, a fund’s investment in the underlying fund benefits the Adviser. In addition, a Fund may hold a significant percentage of the shares of the underlying fund. As a result, a Fund’s investment in an underlying fund may create a conflict of interest.

Large Shareholder Redemption Risk Certain individuals accounts, or institutions, including the Adviser and its affiliates, may from time to time own or control a substantial amount of a Fund's shares. There is no requirement that these entities maintain their investment in a Fund. There is a risk that such large shareholders may redeem all or a substantial portion of their investments in a Fund at any time, which could have a significant negative impact on a Fund's NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact a Fund's ability to implement its investment strategy.

Maturity Risk In certain situations a Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, a Fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.

Securities Lending Risk To generate additional income, a Fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board, including a requirement that a Fund receives cash or securities issued by the U.S. government or its agencies or instrumentalities as collateral from the borrower equal to no less than 100% of the market value of the securities loaned. A Fund may invest the cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the securities received as collateral or the investment of the cash collateral. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Temporary Strategies

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During these times, a Fund may invest up to 100% of its assets in cash and cash equivalents. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investments may prevent a Fund from achieving its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

Portfolio Holdings Disclosure

No later than 60 days after the end of each month, each Fund will post on the Funds' web site, www.diamond-hill.com, a complete schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time.

Shareholders may request portfolio holdings schedules at no charge by calling 888-226-5595. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (the “SAI”).

14 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Fund Details

Management of the Funds

Diamond Hill Capital Management, LLC, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, manages the day-to-day investment decisions of the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The Adviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, corporations and other institutions since June 2, 1988. As of December 31, 2025, the Adviser managed approximately $29.4 billion in assets.

Pursuant to the investment management agreement between the Adviser and the Trust (the “Investment Management Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated objective and policies of each Fund, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the Funds. The Adviser also administers the corporate affairs of the Funds, and in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian, and the Funds’ sub-administrator, sub-fund accountant and sub-transfer agent. The management services of the Adviser are not exclusive under the terms of the Investment Management Agreement and the Adviser is free to, and does, render management services to others.

Disclosure regarding the basis for the Board’s approval of the Investment Management Agreement between the Adviser and the Trust, on behalf of the Funds, is available in the Funds' financial statements filed on Form N-CSR for the fiscal year ended December 31, 2025.

The Funds are authorized to pay the Adviser an annual fee as set forth below:

Fund	Percentage of Average Daily Net Assets
Short Duration Income Fund	0.35%
Core Bond Fund	0.30%

Portfolio Managers

Fund	Portfolio Manager
Short Duration Income Fund	Henry Song Mark Jackson Arthur Cheng
Core Bond Fund	Henry Song Mark Jackson

The portfolio managers hold ultimate responsibility and accountability for the investment results of the portfolios and have full authority to make all investment decisions.

Mr. Cheng has a Bachelor of Science in Mathematics and Economics degree from the University of California: Los Angeles and holds the CFA designation. He has been an investment professional with the Adviser since July 2024. Mr. Cheng currently serves as a Portfolio Manager for the Adviser. From 2017 to 2024, he was with Post Advisory Group where he was a Managing Director, Research Analyst, investing in high yield bonds and leveraged loans. From 2011 to 2017, he was with J.P. Morgan Investment Management, Inc. where he was Vice President, Research Analyst.

Mr. Jackson has a Bachelor of Science in Finance degree from Miami University and holds the CFA designation. He has been an investment professional with the Adviser since June 2016. Mr. Jackson currently serves as a Portfolio Manager for the Adviser. From 1996 to 2016, he was with J.P. Morgan Investment Management, Inc. where he was Managing Director and portfolio manager for the U.S. Value Driven team and was responsible for managing institutional taxable bond portfolios. Prior to 1996, Mr. Jackson was a portfolio manager for Alexander Hamilton Life Insurance Company and previous to that a portfolio manager with the Public Employees Retirement System of Ohio.

Mr. Song has a Bachelor of Business Administration degree from the Ross School of Business at the University of Michigan and holds the CFA designation. He has been an investment professional with the Adviser since June 2016. Mr. Song currently serves as a Portfolio Manager for the Adviser. From 2005 to 2016 he was with J.P. Morgan Investment Management, Inc. where he was a portfolio manager for the U.S. Value Driven team and was responsible for managing institutional taxable bond portfolios and previously supported the Columbus taxable client portfolio managers in reporting as well as client communications.

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Fund(s).

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 15

Your Account

Pricing Your Shares

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s NAV per share next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the Fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this prospectus and in the SAI) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of a Fund. The NAV for a class is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding. The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Board. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. To the extent that a Fund invests in securities that are primarily listed on non-U.S. exchanges or other markets that trade on weekends or other days when a Fund is closed, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares. In addition, securities trading on non-U.S. markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the non-U.S. market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

If you purchase shares of any of the Funds through a Processing Organization, as discussed below, it is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

How to Purchase Shares

Shares of the Funds have not been registered for sale outside of the U.S. and the Funds are generally only available to residents in the U.S. with a valid tax identification number. This prospectus is not intended for distribution to prospective investors outside of the U.S. The Funds generally do not market or sell shares to investors domiciled outside of the U.S., even if the investors are citizens or lawful permanent residents of the U.S. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or non-U.S. trust or estate, non-U.S. corporation or non-U.S. partnership.

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Your Account

The following table summarizes different features and eligibility requirements of each Class of the Funds.

Choosing a Share Class

Eligibility	Class A	Class C	Class I	Class Y
May be purchased by the general public	✓	✓

May be purchased by institutional investors, such as corporations, pension, profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments	✓	✓	✓	✓

May be purchased by individual investors through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓	✓

May be purchased by financial intermediaries on behalf of individual investors provided such intermediary: (1) is acting in an investment advisory capacity, (2) enters into an agreement with the applicable Fund or the Adviser to purchase and redeem such shares through an omnibus account, and (3) agrees to not charge the applicable Fund, its investment adviser or any other affiliates, any sub-transfer agent fees, service fees, networking fees, distribution fees, marketing fees, or any other fees for the entire life of the investment in Class Y shares.				✓

May be purchased by Trustees, Directors, and employees (and immediate family members) of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates	✓	✓	✓

Initial Investment Minimum	$2,500	$2,500	$2,500	$500,000
May be waived for corporate sponsored, participant directed group retirement accounts	✓	✓	✓	✓

May be waived for investors who purchased shares through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents	✓	✓	✓

May be waived for individual investors who purchased Class Y shares through financial intermediaries that have entered into an agreement with the applicable Fund or the Adviser as described above.				✓

May be waived in other circumstances as deemed appropriate	✓	✓	✓	✓

Maximum initial sales charge	2.50% or 3.75%, depending on Fund	None	None	None

Maximum contingent deferred sales charge	1.00%	1.00%	None	None

Ongoing Rule 12b-1 fee	0.25%	1.00%	None	None

Additional Compensation to Financial Intermediaries Permitted	✓	✓	✓	✓[1]

1 The Adviser or an affiliate may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Class Y shares have no ongoing shareholder service fees.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 17

Your Account

Financial Intermediaries

Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Funds, and certain financial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. The Funds or Adviser may pay service and/or distribution fees to these entities for services they provide to Class A, Class C and Class I shareholders. The Adviser or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system.

Class A shares were previously designated as Investor shares. If a shareholder held the Investor shares prior to their redesignation on [DATE], the shareholder will not be subject to the Class A front-end sales charge. Class A shares and Class C shares may be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents.

Class I shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments. Class I shares of all Funds may also be purchased through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.

Class I shares may also be purchased by officers, trustees, directors and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of Diamond Hill Funds or Diamond Hill Investment Group, Inc. and its subsidiaries and affiliates.

Class Y shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments.

Class Y shares may also be purchased by individual investors, if purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser or the applicable Fund to offer such shares through an omnibus account held at the Fund.

All Class Y purchases of a Fund, whether purchased by an institutional investor or by a financial intermediary on behalf of an individual investor, will not require the Fund, its investment adviser or any other affiliates, to make any sub-transfer agent, service, networking, distribution-related, marketing, maintenance, revenue sharing, set-up or any other fees or payments to any third party now or for the entire life of the investment in Class Y shares. Class Y shares have no ongoing shareholder service fees.

Minimum Initial Investment amount for Class A, Class C and Class I shares is $2,500. The minimum initial investment amount for Class Y is $500,000. If a financial intermediary maintains an omnibus account for institutional investors in Class Y shares, each subaccount underlying the Omnibus Account must meet the minimum initial investment in order for the Omnibus Account to be eligible to own Class Y shares.

1.	The Funds may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts).

2.	The Funds may waive the initial investment minimums for Class A, Class C and Class I shares purchased through financial intermediaries that have entered into a written agreement with the Funds or their agents.

3.	The Funds may waive the initial investment minimums for Class Y shares purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser to offer such shares through an omnibus account held at the Fund.

4.	The Funds may waive the investment minimums in other circumstances as it may judge appropriate.

All investments and exchanges are subject to approval by a Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the Fund.

All classes of the Funds may not be available in every state.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Fund Supermarkets and Clearing Organizations

You may purchase shares of a Fund through a fund supermarket or clearing organization, which is a broker-dealer, bank or other financial intermediary that purchases shares for its customers (Processing Organization). The Funds have authorized certain Processing Organizations to receive purchase and sale orders on their behalf. Before investing in the Funds through a Processing Organization, you should read carefully any materials provided by the Processing Organization together with this prospectus.

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Your Account

When shares are purchased this way, there may be various differences. The Processing Organization may:

●	Charge a fee for its services.

●	Act as the shareholder of record of the shares.

●	Set different initial minimum and additional investment requirements.

●	Impose other charges and restrictions.

●	Designate intermediaries to accept purchase and sale orders on the Fund’s behalf.

●	Impose an earlier cut-off time for purchase and redemption requests.

The Trust considers a purchase or sale order as received when an authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the respective Fund’s NAV next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviser or their affiliates.

Fund Direct Purchase

You may also make a direct initial investment by following these steps:

●	Complete and sign an investment application form which you can request by calling the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly.

●	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Fund in which you are investing. We do not accept post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks greater than $10,000, credit card convenience checks or “starter” checks.

●	Mail the application and check to: (Fund Name) P.O. Box 46707, Cincinnati, OH 45246

To purchase shares of a Fund by wire, call the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business for instructions. On days when the NYSE closes early, the call center hours will be reduced accordingly. A Fund will accept wire orders only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

AIP Program

When making your initial investment in a Fund, you may choose to participate in the Fund’s automatic investment program (“AIP”) by completing the AIP section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.

Contractual Arrangements

The Funds are parties to contractual arrangements with various parties who provide services to the Funds, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (‘‘third party’’) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Funds. Also, while this Prospectus and the SAI describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder or any other party.

Sales Charges

Shares of the Funds are purchased at the public offering price (their NAV plus any applicable sales charge).

The Funds’ principal underwriter compensates Financial intermediaries (such as broker-dealers), including processing organizations, who sell shares of the Funds. Compensation comes from Rule 12b-1 fees and payments by the principal underwriter or affiliates of the principal underwriter and from its or their own resources.

The Funds’ shares may be available at brokerage firms that have agreements with the Funds’ distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the Funds are available in share classes that have different fees and expenses.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge.

The Class A sales charges* for the Short Duration Income Fund are as follows:

	Sales Charge as a Percentage of
Class A Shares Dollars Invested	Offering Price	Net Amount Invested	Dealer Allowance As a Percentage of Offering Price
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 and over**	0.00	0.00	0.00

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 19

Your Account

The Class A sales charges* for the Core Bond Fund are as follows:

	Sales Charge as a Percentage of
Class A Shares Dollars Invested	Offering Price	Net Amount Invested	Dealer Allowance As a Percentage of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.25	2.32	2.00
$500,000 but less than $1,000,000	1.75	1.78	1.50
$1,000,000 and over**	0.00	0.00	0.00

*	Information relating to sales charges is available at [ ].
**	See the following section titled Class A Contingent Deferred Sales Charge.

The Distributor re-allows discounts to selected dealers with whom it has sales agreements. The Distributor may re-allow the entire sales load, and, as described in Distribution Plan, may provide additional promotional incentives to dealers selling a Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of a Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933, as amended.

Class A shares of each Fund also carry a Rule 12b-1 annual 0.25% distribution fee. Up to 0.25% of the Rule 12b-1 fee may also be used as a shareholder servicing fee. Because the Rule 12b-1 fee is paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution Plan.

Class A shares are not available to investors who purchase shares directly through the Transfer Agent (without the use of an intermediary), except that if a shareholder held the Class A shares as Investor shares prior to the redesignation of the shares the shareholder may continue to purchase shares through the Transfer Agent without a front-end sales charge.

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of Short Duration Income Fund of $250,000 or more. There is no initial sales charge on purchases of Class A shares of Core Bond Fund of $1 million or more. The Adviser and/or its affiliates may, from their own resources, pay or fund, directly or through the Distributor, dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

These finder’s fee commissions will be paid with respect to (i) purchases aggregating (on a single trade date) $1 million or more of Core Bond Fund ($250,000 or more for Short Duration Income Fund) by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more in Core Bond Fund ($250,000 or more for Short Duration Income Fund); and (iii) certain group retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more of Core Bond Fund ($250,000 or more for Short Duration Income Fund). Subsequent purchases will need to aggregate $1 million or more of Core Bond Fund ($250,000 or more for Short Duration Income Fund) to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested distributions, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed or exchanged into a class that is not subject to a CDSC, before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the case of the death of the shareholder.

*** Dealers should call the transfer agent at 888-226-5595 to discuss the further terms that apply to this commission.

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Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of a Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.”

Not all terms are available through all of the Fund’s authorized dealers or other intermediaries. To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

●	Rights of Accumulation. If you already are a shareholder of a Diamond Hill Fund (“Eligible Fund”), you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of shares of an Eligible Fund you already own. If the current net asset value of the Eligible Fund shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor at the time of purchase.
●	Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 888-226-5595. This process allows you to combine aggregate purchases of shares of any Eligible Fund during a 13-month period, for purposes of calculating the applicable sales charge on Class A shares of a Fund. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer or the transfer agent that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 2.50% for Core Bond Fund (or 3.75% in the case of Short Duration Income Fund) of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.
●	Sales at Net Asset Value. Class A shares of each Fund can be sold at net asset value (without a sales charge) to:
-	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;
-	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;
-	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
-	clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;
-	a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. A listing of these intermediaries is included in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms;
-	retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; current accounts in which shares of each Fund are purchased directly through [the distributor];
-	current officers, trustees, directors, and employees of the Trust, FE Holdings, the Adviser, certain other subsidiaries of FE Holdings, Genstar Capital, LLC, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons;
-	transfers of Diamond Hill Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or qualified retirement plan which [ ] is the custodian; and
-	transfers of Diamond Hill Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution from which [ ] is the custodian.

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A Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor at the time of purchase on a form available from the Trust.

Certain financial intermediaries may exchange Class I shares for Class A shares (on a load-waived basis) of the same Fund in connection with a change in account type or otherwise in accordance with the financial intermediary’s policies and procedures that renders a shareholder ineligible for Class I shares. The availability of this sales charge waiver depends on the policies, procedures and trading platforms of the intermediary.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any Diamond Hill Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to your broker of record, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvested within 30 days.

Purchasing Level-Load Class C Shares

You may purchase level-load Class C shares of a Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Investors who purchase Fund shares directly through the transfer agent without a broker of record are not eligible to purchase Class C shares. Any Class C shares currently held in accounts with the Transfer Agent without a broker of record will be subject to automatic conversion to Class A shares over time.

Class C shares of each Fund carry a Rule 12b-1 annual 0.25% service fee and annual 0.75% distribution fee. Because the Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act are described in Distribution Plan.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees [on a quarterly basis].

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the case of the death of the shareholder.

Distribution Plan

Each Fund has adopted a plan under Rule 12b-1 that allows its Class A and Class C shares, to pay distribution and/or service fees. Class A shares pay annual 12b-1 expenses of 0.25%. Class C shares pay annual 12b-1 expenses of 1.00%. Up to 0.25% of the Class A shares’ 12b-1 fee can be used as a shareholder servicing fee, and 0.75% of the 1.00% of the Class C shares’ 12b-1 fee can be used as a distribution and 0.25% can be used as a shareholder servicing fee. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

Diamond Hill Capital Management, LLC, the Adviser and Administrator, may make payments to financial intermediaries that can be categorized as “service-related” or “distribution-related.”

Payments made by the Administrator to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categorized as “servicing related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary.

Payments made by the Adviser from its own resources to financial intermediaries that are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution-related payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of a Fund and other Diamond Hill Funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution-related payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Diamond Hill Funds to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by providing representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may also be used to reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Diamond Hill Funds, including travel and lodging expenditures.

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Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the Funds by check, the check must be made out to the applicable Fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder of a Fund, we reserve the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Trust. You may be prohibited or restricted from making future purchases in the Funds.

How to Redeem Shares

You may redeem all or part of your investment in a Fund on any day that the NYSE is open for trading, subject to certain restrictions described below. Redemption requests received by a Fund or an authorized agent of the Fund before 4:00 p.m.ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. If you sell shares through your Financial intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. The Fund may charge $9 for wire redemptions. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds encourage, to the extent possible, advance notification of large redemptions. Under both normal and stressed market conditions, the Funds generally intend to pay all redemptions in cash. The Funds typically expect to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Funds may also satisfy redemption requests by drawing from an available line of credit, using redemptions in-kind, participating in a liquidity program with a service provider, or borrowing from a different Fund pursuant to the Funds’ Interfund Lending Program. The Funds reserve the right to redeem in-kind as described under “Additional Information” below .

By Mail To redeem any part of your account in a Fund by mail, send a written request, with the following information, to:

(Fund Name)

Diamond Hill Funds

P.O. Box 46707

Cincinnati, OH 45246

●	the Fund name;

●	your account number;

●	the name(s) on your account;

●	your address;

●	the dollar amount or number of shares you wish to redeem;

●	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and

●	the federal tax withholding election (for retirement accounts).

●	If the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution outlined below.

●	You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the address on your account has been changed within 15 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.

We accept original signature guarantees from U.S. banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.

By Telephone If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business. On days when the NYSE closes early, the call center hours will be between reduced accordingly. IRA accounts are not redeemable by telephone.

Neither the Funds nor the Transfer Agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions.

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We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption request for an amount of at least $100,000 as described above. A telephone redemption request for an amount of at least $100,000 as described above will not be processed until the Medallion Signature Guarantee is received by the Transfer Agent.

Additional Information Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale, please call the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Funds reserve the right to pay part, or all of your redemption proceeds above such threshold in readily marketable securities instead of cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a pro-rata slice of a Fund’s portfolio or a non-pro-rata slice of the Fund’s portfolio depending upon various circumstances and subject to the Funds’ policies and procedures and any applicable laws or regulations. If payment is made in kind with securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation, and you may incur tax and transaction costs if the securities are sold.

In some circumstances, to meet Fund liquidity needs, for optimizing a Fund’s portfolio, or a combination thereof, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a Fund, to receive their redemption in kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in kind and incur brokerage and other transaction costs associated with such sale. As with other in kind redemption transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in kind. The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund. Financial institutions that participate in the transactions described in this paragraph do not receive a fee from the Fund for doing so.

Accounts with Low Balances Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Funds' minimum.

●	The Funds reserve the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,500. In such cases, you will be notified and given at least 30 days to purchase additional shares to bring the balance above the minimum before the account is closed.

●	The above involuntary redemptions constitute a sale of Fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

How to Exchange Shares

You may exchange any or all of your shares in a Fund for shares in another Diamond Hill Fund or another share class of the same Fund, subject to the following conditions:

Class A shares of a Fund may be exchanged for:

●	Investor shares (of another Diamond Hill Fund) or Class A shares, as applicable, of another Fund that offers such class
●	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.

Class C shares of a Fund may be exchanged for:

●	Class C shares of another Fund that offers such class
●	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.

Class I shares of a fund may be exchanged for:

●	Class I shares of another Fund
●	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.

Class Y shares of a Fund may be exchanged for:

●	Class Y shares of another Fund
●	Another share class of the same Fund provided you meet the eligibility and minimum investment requirements of that class.

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You may request the exchange for accounts held directly at the transfer agent by telephoning 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or writing the Funds at Diamond Hill Funds, P.O. Box 46707, Cincinnati, OH 45246. On days when the NYSE closes early, the call center hours will be reduced accordingly. You may request the exchange for accounts held through a financial intermediary by contacting the financial intermediary directly. Exchanges may be made only if the exchanging Fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of a Fund. Due to operational limitations at your financial intermediary, your ability to exchange your shares to another share class may be limited. It is your responsibility to obtain and read a prospectus of the exchanging Fund before you make an exchange. Not all share classes may be available for each Fund.

●	If you exchange shares into or out of a Fund (or between share classes), the exchange is made at the NAV per share of each Fund (and share class) next determined after the exchange request is received.

●	If you exchange shares for a class of shares that has a front-end sales charge (load) (e.g., Class A shares), you may be subject to the sales charge to the same extent as any purchaser of the shares. Similarly, if you exchange shares for a class of shares that has a contingent deferred sale charge (e.g., Class A or Class C shares), you may be subject to the Class A or Class C deferred sales charge upon a later redemption, depending on the circumstances.

In times of extreme economic or market conditions, exchanging Fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the NYSE. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.

Share Class Conversions

Conversion

Optional conversions to Class I. You may convert Class A shares and Class C shares of a Fund having an aggregate value of $500,000 or more into Class I shares of the same Fund. Class A shares and Class C shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same Fund. If the shares are no longer subject to a CDSC and the conversion is consistent with your dealer or financial intermediary’s policies and procedures, Class A shares and C shares also may be eligible to be converted to Class I shares of the same Fund.

Conversions to Class I for directly held accounts. Class A shares and Class C shares of a Fund held directly with the Fund without a full service intermediary will convert to Class I shares of the same Fund, provided the account(s) have an aggregate value of $500,000 or more. Share balances of accounts held directly with each Fund are examined annually to determine an account’s eligibility for conversion. Shareholders will be notified in writing before any such conversion to Class I shares.

Optional conversions to Class Y. Shares of any other class may be converted to Class Y shares of the same Fund, provided eligibility requirements for these share classes are met.

Automatic conversions from Class C to Class A. Class C shares of a Fund automatically convert to Class A shares of that Fund eight years after the end of the month of original purchase provided that the applicable holding period can be identified. If you purchased such Class C shares by exchange for Class C shares of another Fund, the conversion period runs from the date of original purchase. Such conversions will take place on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter). In the case of shares held through certain intermediary accounts, such as group retirement plan recordkeeping platforms, a Fund may not be able to independently determine the holding period for the shares to assess eligibility for the conversion. In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. A Fund may not be able to initiate a conversion without the assistance of the intermediary in those circumstances. Shareholders holding shares of the Funds through such accounts may contact their intermediary with questions regarding conversions.

Important information for all conversions. Fees, expenses and eligibility and other terms among share classes will vary. All conversions will take place at net asset value and generally should not result in the realization of income or gain for U.S. federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer or the transfer agent at 888.226.5595. More information concerning conversions is also available in the SAI, which is available upon request (see back cover). Certain intermediary-related terms also are described in the appendix to the Funds’ Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

How to Request Certain Non-Financial Transactions

The Funds will accept the STAMP’s Signature Validation Program ("SVP") stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial services institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee ("MSG") would not apply. The SVP stamp carries its own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

This program enables the Funds to accept documents stamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which the Funds can accept an SVP are: (1) change name; (2) add or change banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustee; and (7) change UTMA/UGMA custodian.

In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Medallion Guarantee Stamp.

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Your Account

Market Timing and Frequent Trading Policy

The Funds are not designed to serve as a vehicle for frequent trading. The Funds do not authorize, and use reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Funds will take reasonable steps to discourage excessive short-term trading and the Board has adopted the following policies and procedures with respect to market timing. The Funds will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, a Fund can reject a purchase order for any reason. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the Funds use a variety of methods to detect and deter market timing, due to the complexity involved in identifying excessive trading there is no assurance that the Funds’ efforts will identify and eliminate all trades or trading practices that may be considered abusive. In accordance with Rule 22c-2 under the Company Act, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.

Information Regarding State Escheatment Laws

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Funds through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to ‘‘escheatment’’ (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an ‘‘inactivity period’’ as specified in applicable state laws. If a Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Funds will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains distributed to shareholders. The Funds expect to declare and distribute their net investment income, if any, to shareholders monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your application or through a written request. If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of a Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes, and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations;

●	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December; and

●	an additional 3.8% Medicare tax is imposed on distributions you receive from the Funds and gains from selling, redeeming or exchanging your shares.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, the final amount and character of distributions a Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

26 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Your Account

Distributions from a Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes an ordinary income or capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions may reduce the NAV per share. Therefore, if you buy shares after a Fund has realized but not yet distributed ordinary income or capital gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Diamond Hill Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at your applicable tax rate for long-term capital gains. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 24% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or non-U.S. tax consequences before making an investment in the Funds.

Householding

To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. On days when the NYSE closes early, the call center hours will be reduced accordingly. We will begin sending you individual copies thirty days after receiving your request.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 27

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years (or, if shorter, the period of the Funds’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information has been audited by [ ], an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is incorporated by reference into the SAI, which is available upon request. The information for the six month period ended June 30, 2026 is unaudited and is included in the Funds’ semi-annual financial statements, which is incorporated by reference into the SAI, and is available upon request.

Class C shares of the Short Duration Income Fund and Core Bond Fund had not commenced operations prior to the date of this Prospectus; therefore, financial highlights for Class C shares are not presented.

28 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

Short Duration Income Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Short Duration Income Fund	Net Asset Value Beginning of Year	Net Investment Income(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000,000’s)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(B)
Class A (formerly Investor)
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$9.95	0.57	0.04	0.61	(0.58)	—	(0.58)	$9.98	6.22%	$104	0.81%	5.69%	37%
For the year ended December 31, 2024	9.68	0.60	0.26	0.86	(0.59)	—	(0.59)	9.95	9.14	55	0.81	6.09	49
For the year ended December 31, 2023	9.42	0.51	0.26	0.77	(0.51)	—	(0.51)	9.68	8.38	25	0.81	5.32	38
For the year ended December 31, 2022	10.10	0.31	(0.67)	(0.36)	(0.32)	—	(0.32)	9.42	(3.57)	29	0.81	3.23	41
For the year ended December 31, 2021	10.09	0.23	0.01	0.24	(0.23)	(0.00)(C)	(0.23)	10.10	2.42	40	0.81	2.26	48

Class I
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$9.95	0.60	0.04	0.64	(0.60)	—	(0.60)	$9.99	6.60%	$4,511	0.52%	5.98%	37%
For the year ended December 31, 2024	9.69	0.63	0.25	0.88	(0.62)	—	(0.62)	9.95	9.33	3,274	0.52	6.38	49
For the year ended December 31, 2023	9.41	0.54	0.28	0.82	(0.54)	—	(0.54)	9.69	8.91	1,541	0.52	5.63	38
For the year ended December 31, 2022	10.10	0.34	(0.68)	(0.34)	(0.35)	—	(0.35)	9.41	(3.38)	1,054	0.52	3.55	41
For the year ended December 31, 2021	10.09	0.25	0.02	0.27	(0.26)	(0.00)(C)	(0.26)	10.10	2.74	1,314	0.52	2.50	48

Class Y
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$9.97	0.62	0.02	0.64	(0.61)	—	(0.61)	$10.00	6.62%	$251	0.40%	6.08%	37%
For the year ended December 31, 2024	9.70	0.64	0.26	0.90	(0.63)	—	(0.63)	9.97	9.56	113	0.40	6.50	49
For the year ended December 31, 2023	9.42	0.55	0.28	0.83	(0.55)	—	(0.55)	9.70	9.03	48	0.40	5.68	38
For the year ended December 31, 2022	10.11	0.34	(0.67)	(0.33)	(0.36)	—	(0.36)	9.42	(3.27)	65	0.40	3.54	41
For the year ended December 31, 2021	10.10	0.27	0.01	0.28	(0.27)	(0.00)(C)	(0.27)	10.11	2.85	145	0.40	2.68	48

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the year.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Amount is less than $0.005.

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 29

Core Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Core Bond Fund	Net Asset Value Beginning of Year	Net Investment Income(A)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets at End of Year (000’s)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(B)
Class A (formerly Investor)
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$8.95	0.42	0.19	0.61	(0.40)	—	(0.40)	$9.16	6.95%	$5,075	0.76%	4.55%	18%
For the year ended December 31, 2024	9.09	0.42	(0.14)	0.28	(0.42)	—	(0.42)	8.95	3.17	4,525	0.76	4.70	24
For the year ended December 31, 2023	8.92	0.38	0.16	0.54	(0.37)	—	(0.37)	9.09	6.20	1,910	0.76	4.25	20
For the year ended December 31, 2022	10.40	0.22	(1.46)	(1.24)	(0.24)	—	(0.24)	8.92	(12.05)	3,572	0.76	2.36	40
For the year ended December 31, 2021	10.74	0.19	(0.32)	(0.13)	(0.21)	—	(0.21)	10.40	(1.24)	10,091	0.76	1.78	37

Class I
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$8.92	0.44	0.19	0.63	(0.44)	—	(0.44)	$9.11	7.16%	$2,400,558	0.47%	4.83%	18%
For the year ended December 31, 2024	9.07	0.45	(0.15)	0.30	(0.45)	—	(0.45)	8.92	3.40	1,727,776	0.47	5.00	24
For the year ended December 31, 2023	8.90	0.41	0.16	0.57	(0.40)	—	(0.40)	9.07	6.62	1,369,268	0.47	4.64	20
For the year ended December 31, 2022	10.39	0.27	(1.49)	(1.22)	(0.27)	—	(0.27)	8.90	(11.84)	526,372	0.47	2.93	40
For the year ended December 31, 2021	10.74	0.22	(0.33)	(0.11)	(0.24)	—	(0.24)	10.39	(0.99)	330,666	0.47	2.08	37

Class Y
For the six months ended June 30, 2026	$[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[ ]	[ ]%	$[ ]	[ ]%	[ ]%	[ ]%
For the year ended December 31, 2025	$8.92	0.45	0.20	0.65	(0.45)	—	(0.45)	$9.12	7.39%	$673,122	0.35%	4.92%	18%
For the year ended December 31, 2024	9.07	0.46	(0.15)	0.31	(0.46)	—	(0.46)	8.92	3.53	272,146	0.35	5.12	24
For the year ended December 31, 2023	8.91	0.42	0.15	0.57	(0.41)	—	(0.41)	9.07	6.62	147,956	0.35	4.77	20
For the year ended December 31, 2022	10.39	0.28	(1.48)	(1.20)	(0.28)	—	(0.28)	8.91	(11.63)	58,932	0.35	2.94	40
For the year ended December 31, 2021	10.75	0.23	(0.33)	(0.10)	(0.26)	—	(0.26)	10.39	(0.95)	58,668	0.35	2.21	37

(A)	Net investment income per share has been calculated using the average daily shares outstanding during the year.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

30 DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM

APPENDIX
Intermediary-Specific Front-End Sales Load and Waiver Terms

[                                                             ]

DIAMOND HILL FUNDS | PROSPECTUS | [ ], 2026 | DIAMOND-HILL.COM 31

Investment Adviser

Diamond Hill Capital Management, LLC

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Independent Registered Public Accounting Firm

[             ]

[             ]

[             ]

Legal Counsel

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

Distributor

Foreside Financial Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

For Additional Information, call

Diamond Hill Funds

Toll Free 888-226-5595

To Learn More

Several additional sources of information are available to you. The SAI, incorporated into this prospectus by reference, contains detailed information on the Funds’ policies and operations. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual reports, you will find a discussion of investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Call the Funds at 888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on days the Funds are open for business to request free copies of the financial statements, the SAI, the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries. On days when the NYSE closes early, the call center hours will be reduced accordingly.

The Funds’ financial statements and additional information, the SAI, and the annual and semi-annual reports to shareholders are also available, free of charge, on the Funds’ Internet site at www.diamond-hill.com/documents.

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-08061

STATPRO [           ]

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 17, 2026

Statement of Additional Information

February 28, 2026, as revised [             ], 2026

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill International Fund

Diamond Hill Short Duration Income Fund (formerly named Diamond Hill Short Duration Securitized Bond Fund)

Diamond Hill Securitized Total Return Fund

Diamond Hill Core Bond Fund

Diamond Hill Core Plus Bond Fund

(Each a Fund or Series of Diamond Hill Funds)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [ ], 2026. This SAI incorporates by reference the Funds’ financial statements and additional information and the annual reports to shareholders for the fiscal year ended December 31, 2025. This SAI also incorporates by reference the Funds’ financial statements and additional information and the semi-annual reports to shareholders for the six months ended June 30, 2026. A free copy of the Prospectus, annual reports or semi-annual reports can be obtained by writing the Transfer Agent at P.O. Box 46707, Cincinnati, OH 45246 or by calling 888-226-5595. You may also obtain a copy of the Prospectus, the financial statements and additional information, annual reports or semi-annual reports by visiting www.diamond-hill.com/documents.

	Investor	Class A	Class C	Class I	Class Y
Diamond Hill Small Cap Fund	DHSCX	N/A	N/A	DHSIX	DHSYX
Diamond Hill Small-Mid Cap Fund	DHMAX	N/A	N/A	DHMIX	DHMYX
Diamond Hill Mid Cap Fund	DHPAX	N/A	N/A	DHPIX	DHPYX
Diamond Hill Large Cap Fund	DHLAX	N/A	N/A	DHLRX	DHLYX
Diamond Hill Select Fund	DHTAX	N/A	N/A	DHLTX	DHTYX
Diamond Hill Long-Short Fund	DIAMX	N/A	N/A	DHLSX	DIAYX
Diamond Hill International Fund	DHIAX	N/A	N/A	DHIIX	DHIYX
Diamond Hill Short Duration Income Fund	N/A	DHEAX	DHECX	DHEIX	DHEYX
Diamond Hill Securitized Total Return Fund	DHWAX	N/A	N/A	DHWIX	DHWYX
Diamond Hill Core Bond Fund	N/A	DHRAX	DHRCX	DHRIX	DHRYX
Diamond Hill Core Plus Bond Fund	DHNAX	N/A	N/A	DHNIX	DHNYX

2

DESCRIPTION OF THE TRUST

Diamond Hill Funds (the “Trust”) currently offers twelve series of shares, Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Mid Cap Fund (“Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Large Cap Concentrated ETF, Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill International Fund (“International Fund”), Diamond Hill Short Duration Income Fund (“Short Duration Income Fund”), Diamond Hill Securitized Total Return Fund (“Securitized Total Return Fund”), Diamond Hill Core Bond Fund (“Core Bond Fund”) and Diamond Hill Core Plus Bond Fund (“Core Plus Bond Fund”) (each, a “Diamond Hill Fund,” and together, the “Diamond Hill Funds”). The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (the “Company Act”), and was established under the laws of Ohio by a Fourth Amended and Restated Agreement and Declaration of Trust dated May 22, 2025 ("Trust Agreement"), as amended. The Trust Agreement permits the trustees ("Trustees") of the Trust's Board of Trustees ("Board") to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”). This SAI relates only to the Small Cap Fund, Small-Mid Cap Fund, Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, International Fund, Short Duration Income Fund (formerly known as “Short Duration Securitized Bond Fund”), Securitized Total Return Fund, Core Bond Fund and Core Plus Bond Fund (each, a "Fund" and together, the “Funds”). Each of the Funds is diversified, as defined in the Company Act, with the exception of the Select Fund. The Select Fund is “non-diversified” as defined in the Company Act, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund.

On September 30, 2020, the Diamond Hill Short Duration Total Return Fund changed its name to the Diamond Hill Short Duration Securitized Bond Fund.

On February 28, 2021, the Class A shares changed their name to Investor shares.

On February 28, 2023, the Diamond Hill All Cap Select Fund changed its name to the Diamond Hill Select Fund.

On September 26, 2025, the Diamond Hill Large Cap Concentrated Fund reorganized into the Diamond Hill Large Cap Concentrated ETF, an exchange-traded fund (“ETF”).

On [     ], 2026, the Diamond Hill Short Duration Securitized Bond Fund changed its name to the Diamond Hill Short Duration Income Fund.

On [     ], 2026, the Investor Shares of the Diamond Hill Short Duration Income Fund and Diamond Hill Core Bond Fund were redesignated as Class A Shares, and each Fund began offering Class C Shares.

Each Share of a Diamond Hill Fund represents an equal proportionate interest in the assets and liabilities belonging to that Diamond Hill Fund with each other Share of that Diamond Hill Fund and is entitled to such dividends and distributions out of income belonging to the Diamond Hill Fund as are declared by the Trustees. The Shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the Shares of any Diamond Hill Fund into a greater or lesser number of Shares of that Diamond Hill Fund so long as the proportionate beneficial interest in the assets belonging to that Diamond Hill Fund and the rights of Shares of any other Diamond Hill Fund are in no way affected. In case of any liquidation of a Diamond Hill Fund, the holders of Shares of the Diamond Hill Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Diamond Hill Fund. Expenses attributable to any Diamond Hill Fund are borne by that Diamond Hill Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Diamond Hill Fund are allocated by, or under the direction of, the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or assessments by the Trust without their consent.

3

Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding Shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole Share they own and fractional votes for fractional Shares they own. All Shares of a Diamond Hill Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each Share of a Diamond Hill Fund is subject to redemption at any time if the Board determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of a Diamond Hill Fund’s shareholders.

The other expenses applicable to the different classes of a Diamond Hill Fund’s Shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing a Diamond Hill Fund's Shares may receive more with respect to one class than another. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes of a Diamond Hill Fund's Shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Investment Practices

This section contains additional information regarding some of the investments the Funds can make and some of the techniques they may use, as well as related risks.

Fund Name	Fund Code
Diamond Hill Small Cap Fund	SC
Diamond Hill Small-Mid Cap Fund	SMID
Diamond Hill Mid Cap Fund	MC
Diamond Hill Large Cap Fund	LC
Diamond Hill Select Fund	SL
Diamond Hill Long-Short Fund	LS
Diamond Hill International Fund	IN
Diamond Hill Short Duration Income Fund	SDI
Diamond Hill Securitized Total Return Fund	STR
Diamond Hill Core Bond Fund	CB
Diamond Hill Core Plus Bond Fund	CPB

4

Instrument	Funds	Section
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments. Risk Type: Credit, Interest Rate, Liquidity, Market, Political, Prepayment, Valuation	SDI, STR, CB, CPB	Mortgage-Related Securities
Asset-Backed Securities ("ABS"): Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets. Risk Type: Consumer Loans, Credit, Interest Rate, Liquidity, Market, Political, Prepayment, Valuation	SDI, STR, CB, CPB	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities ("Municipal Securities") and auction rate preferred securities issued by closed-end investment companies. Risk Type: Credit, Interest Rate, Liquidity, Market	SDI, STR, CB, CPB	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Risk Type: Credit, Currency, Interest Rate, Liquidity, Market, Political	SDI, STR, CB, CPB	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Risk Type: Credit, Interest Rate, Market	All Funds	Borrowings
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Risk Type: Credit, Interest Rate, Non-U.S. Investment, Market, Political	SDI, STR, CB, CPB	Non-U.S. Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options. Risk Type: Credit, Leverage, Liquidity, Management, Market	All Funds	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months. Risk Type: Credit, Interest Rate, Liquidity, Market, Political, Valuation	SDI, STR, CB, CPB	Commercial Paper

5

Instrument	Funds	Section
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities. Risk Type: Credit, Convertible, Currency, Interest Rate, Liquidity, Market, Political, Valuation	SDI, STR, CB, CPB	Fixed Income Securities
Corporate Debt Securities: Bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. Risk Type: Credit, Currency, Interest Rate, Liquidity, Market, Political, Prepayment, Valuation	All Funds	Fixed Income Securities
Credit Default Swaps ("CDS"): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate. Risk Type: Credit, Currency, Interest Rate, Leverage, Liquidity, Management, Market, Political, Valuation	SDI, STR, CB, CPB	Swaps and Related Swap Products
Custodial Receipts: A receipt or other document typically from a custodian that evidences ownership of future interest payments, principal payments or both on certain U.S. Department of the Treasury (“U.S. Treasury”) notes or bonds in connection with programs sponsored by banks and brokerage firms. These securities are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts. Risk Type: Credit, Liquidity, Market	SDI, STR, CB, CPB	Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund. Risk Type: Liquidity, Management, Market	SDI, STR, CB, CPB	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments. Risk Type: Non-U.S. Investment, Currency	IN, SDI, STR, CB, CPB	Non-U.S. Investments
Exchange-Traded Funds ("ETFs"): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, S&P Depositary Receipts ("SPDRs") and NASDAQ 100s. Risk Type: Investment Company, Market	All Funds	Investment Company Securities
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by Diamond Hill Capital Management, LLC (the “Adviser”) to be of comparable quality. High yield, high risk securities (also known as junk bonds) which are considered to be speculative. Risk Type: Credit, Interest Rate, High Yield Securities, Liquidity, Market, Political, Portfolio Quality, Valuation	SDI, STR, CB, CPB	Fixed Income Securities

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Instrument	Funds	Section
Illiquid Securities: An investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. Risk Type: Liquidity, Market	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, non-U.S. governments and non-U.S. issuers. Risk Type: Credit, Currency, Interest Rate, Political	SDI, STR, CB, CPB	Fixed Income Securities
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. Risk Type: Credit, Leverage, Market	SDI, STR, CB, CPB	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment companies. The Adviser may waive certain fees to the extent required by law. Risk Type: Investment Company, Market	All Funds	Investment Company Securities
Loans: Fixed and floating rate instruments, including senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”), and bridge loans or bridge facilities (“Bridge Loans”). Risk Type: Credit, Extension, Interest Rate, Non-U.S. Investment, Liquidity, Market, Political, Prepayment	SDI, STR, CB, CPB	Loans
Loan Assignments (“Assignments”) and Loan Participations (“Participations”): Assignments of, or Participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries. Risk Type: Credit, Extension, Interest Rate, Non-U.S. Investment, Liquidity, Market, Political, Prepayment	SDI, STR, CB, CPB	Loans
Master Limited Partnerships ("MLPs"): Passive investment vehicles in which 80% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. Risk Type: Interest Rate, Tax	All Funds	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property. Risk Type: Credit, Environmental, Extension, Interest Rate, Liquidity, Market, Natural Event, Political, Prepayment, Valuation	SDI, STR, CB, CPB	Mortgage-Related Securities
Mortgage-Backed Securities ("MBS"): Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations ("CMOs"), commercial MBS ("CMBS") and other asset-backed structures. Risk Type: Credit, Extension, Interest Rate, Leverage, Liquidity, Market, Political, Prepayment, Tax, Valuation	SDI, STR, CB, CPB	Mortgage-Related Securities
Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date. Risk Type: Extension, Interest Rate, Leverage, Liquidity, Market, Political, Prepayment	SDI, STR, CB, CPB	Mortgage-Related Securities

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Instrument	Funds	Section
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal Securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds. Risk Type: Credit, Interest Rate, Market, Natural Event, Political, Prepayment, Tax	SDI, STR, CB, CPB	Municipal Securities
New Financial Products: New investment options and financial products continue to be developed and a Fund may invest in such options and products. Risk Type: Credit, Liquidity, Management, Market	SDI, STR, CB, CPB	New Financial Products
Non-U.S. Investments: Equity and debt securities (e.g., bonds and commercial paper) of non-U.S. entities and obligations of non-U.S. branches of U.S. banks and non-U.S. banks. Non-U.S. securities also include American Depositary Receipts ("ADRs"), Global Depositary Receipts, European Depositary Receipts ("EDRs"), and American Depositary Securities. Risk Type: Non-U.S. Investment, Currency, Liquidity, Market, Political, Prepayment	All Funds	Non-U.S. Investments
Obligations of Supranational Agencies: Obligations of agencies which are chartered to promote economic development and are supported by various governments and governmental agencies. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Valuation	SDI, STR, CB, CPB	Non-U.S. Investments
Options Transactions: Securities that include exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and interest rate swaps. Risk Type: Credit, Leverage, Liquidity, Management, Market	All Funds	Options and Futures Transactions
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, as amended (the “Securities Act”), such as privately placed commercial paper and Rule 144A securities. Risk Type: Liquidity, Market, Valuation	All Funds	Private Placements, Restricted Securities and Other Unregistered Securities
Real Estate Investment Trusts ("REITs"): Pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interest. Risk Type: Credit, Environmental, Interest Rate, Liquidity, Management, Market, Political, Prepayment, Tax, Valuation	All Funds	Real Estate Investment Trusts
Repurchase Agreements: Agreements that provide for the purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. These are treated as a loan. Risk Type: Credit, Liquidity, Market	All Funds	Repurchase Agreements

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Instrument	Funds	Section
Reverse Repurchase Agreements: Agreements that provide for the sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. These are treated as a borrowing by a Fund. Risk Type: Credit, Leverage, Market	SDI, STR, CB, CPB	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganization and Corporate Restructuring: Common stock or other securities issued by an issuer to holders of its debt securities in connection with reorganizing or restructuring of that issuer. Risk Type: Market	SDI, STR, CB, CPB	Securities Issued in Connection with Reorganization and Corporate Restructuring
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies, such as guaranteed investment contracts and bank investment contracts. Risk Type: Credit, Liquidity, Market	SDI, STR, CB, CPB	Short-Term Funding Agreements
Short Sales: Transaction that involves the sale of a security that a Fund does not own in hopes of purchasing the same security at a later date at a lower price. Short sales are effected when it is believed that the price of a particular security will decline. Risk Type: Short Sale	LS, IN	Short Sales
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities or political subdivisions. Risk Type: Credit, Non-U.S. Investment, Liquidity, Political, Sovereign, Valuation	IN, SDI, STR, CB, CPB	Non-U.S. Investments
Stripped Mortgage-Backed Securities ("SMBS"): Derivative multi-class mortgage securities that are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include interest-only (“IO”) and principal-only (“PO”) securities issued outside a real estate mortgage investment conduit ("REMIC") or CMO structure. Risk Type: Credit, Liquidity, Market, Political, Prepayment, Valuation	SDI, STR, CB, CPB	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. Risk Type: Credit, Non-U.S. Investment, Liquidity, Management, Market, Valuation	SDI, STR, CB, CPB	Structured Investments
Swaps and Related Swap Products: Transactions involving an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Risk Type: Credit, Currency, Interest Rate, Leverage, Liquidity, Management, Market, Political, Valuation	SDI, STR, CB, CPB	Swaps and Related Swap Products

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Instrument	Funds	Section
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term, tax-exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Risk Type: Credit, Liquidity, Market	SDI, STR, CB, CPB	Synthetic Variable Rate Instruments
Temporary Strategies: To respond to unusual circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes. Risk Type: Credit, Interest Rate, Liquidity, Market	All Funds	Temporary Strategies
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments. Risk Type: Credit, Currency, Interest Rate, Liquidity, Market, Political, Valuation	SDI, STR, CB, CPB	Trust Preferred Securities
U.S. Equity Securities: Equity securities trading in the U.S. ODTC market or on a U.S. primary exchange consisting of common and preferred stocks, rights and warrants. Equity securities may also include SPDRs and other similar instruments. Risk Type: Market, Small and Mid Cap Company	SC, SMID, MC, LC, SL, LS, IN	U.S. Equity Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs. It also includes securities of non-mortgage-related agencies such as TVA and SBA. Risk Type: Credit, Interest Rate, Government Securities, Market	SDI, STR, CB, CPB	Mortgage-Related Securities
U.S. Government Obligations: Direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Coupons Under Book Entry Safekeeping ("CUBES"). Risk Type: Interest Rate, Market	All Funds	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or some other frequency and that may be payable to a Fund on demand or at the expiration of a specified term. Risk Type: Credit, Liquidity, Market, Valuation	SDI, STR, CB, CPB	Variable and Floating Rate Instruments
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date. Risk Type: Credit, Leverage, Liquidity, Market, Valuation	SDI, STR, CB, CPB	When-Issued and Forward Commitments

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Instrument	Funds	Section
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities. Risk Type: Credit, Interest Rate, Liquidity, Market, Political, Valuation, Zero-Coupon Securities	SDI, STR, CB, CPB	Zero Coupon, Pay-in-Kind and Deferred Payment Securities

Explanation of Risk Types:

●	Consumer Loans risk: The risk that financial obligations will not be met by borrowers, that there may be contractual restrictions on resale, that there may be extended settlement periods and that there may be improper practices due to the unregistered nature.

●	Convertible securities risk: Convertible securities are subject to greater risk of loss and sensitivity to economic changes.

●	Credit risk: The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

●	Currency risk: The risk that if a Fund invests in securities that trade in, and receive revenues in, non-U.S. currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

●	Environmental risk: The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

●	Extension risk: The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

●	Government securities risk: U.S. government securities are subject to market risk, fixed income risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, which are backed by the full faith and credit of the U.S. are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

●	High yield securities risk: High yield, high risk securities (also known as junk bonds) are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.

●	Interest rate risk: The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

●	Investment company risk: If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

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●	Leverage risk: The risk that gains or losses will be disproportionately higher than the amount invested.

●	Liquidity risk: The risk that the holder may not be able to sell the security at the time or price it desires.

●	Management risk: The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

●	Market risk: A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. This systemic risk is common to all investments and the mutual funds that purchase them.

●	Natural event risk: The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

●	Non-U.S. investment risk: The risk associated with higher transaction costs, delayed settlements, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.

●	Political risk: The risk that governmental policies or other political actions will negatively impact the value of the investment.

●	Portfolio quality risk: The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

●	Prepayment risk: The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

●	Short sale risk: A Fund’s gain is limited to the amount at which it sold a security short, but its potential loss is not limited.

●	Small and mid cap company risk: Investments in small and mid cap companies may be riskier than investments in larger, more established companies.

●	Sovereign risk: A government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.

●	Tax risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code of 1986, as amended ("Code"), which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

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●	Valuation risk: The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

●	Zero-Coupon securities risk: The market value of these securities is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.

Asset-Backed Securities

ABS consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. ABS also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. ABS are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

ABS are generally subject to the risks of the underlying assets. In addition, ABS, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If ABS are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and ABS generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Auction Rate Securities

Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with Municipal Securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Code.

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Company Act. Except as permitted by rule or exemptive order (see “Investment Company Securities” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

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Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

“Bankers’ Acceptances” are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by U.S. and non-U.S. banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

“Certificates of Deposit” are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of U.S. and non-U.S. branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), and in certificates of deposit of U.S. savings and loan associations the deposits of which are insured by the FDIC if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by non-U.S. banks with total assets at the time of purchase in excess of the equivalent of $1 billion.

A Fund may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of non-U.S. and U.S. banks located outside the U.S., and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a non-U.S. bank denominated in U.S. dollars and held in the U.S. A Fund may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in non-U.S. currencies (see “Non-U.S. Investments” herein).

“Time Deposits” are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. A Fund utilizes demand deposits in connection with its day-to-day operations. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit.

Borrowings

A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33⅓% of its total assets to secure such borrowings. Provisions of the Company Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value ("NAV") of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Commercial Paper

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Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, a Fund may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, a Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer. See “Risk Factors of Non-U.S. Investments” below.

Custodial Receipts

A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Demand Features

A Fund may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by non-U.S. banks involve certain risks associated with non-U.S. investments. See “Non-U.S. Investments” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

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Fixed Income Securities

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade by NRSROs. Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Each Fund may invest in debt securities of corporate issuers. In addition to corporate bonds, each Fund may invest in debt securities such as trust preferred securities, convertible securities, preferred convertible securities, contingent convertible securities, preferred stock, equity securities, U.S. Government and Agency securities and MBS or ABS. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

High Yield/High Risk Securities/Junk Bonds. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P Global Ratings (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

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Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, non-U.S. governments and non-U.S. issuers, including non-U.S. issuers from emerging markets. See also “Non-U.S. Investments.” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

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While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the CPI for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Convertible Securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

A Fund may invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs (the “Trigger Event”). A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified Trigger Event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

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Contingent convertible securities are subject to the credit, interest rate, high yield security, non-U.S. security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as:

(i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) dated October 2, 2019, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Adviser. Generally, the Funds will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day's notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed. A delay in repayment to the lending Fund from a borrowing Fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund.

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Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities

A Fund may invest in securities issued by other investment companies, including another Fund. Such securities will be acquired by a Fund to the extent permitted by the Company Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investing in another investment company will also subject a Fund to the risks associated with the other investment company.

To the extent a Fund invests in an underlying fund, because the Adviser provides services to and receives fees from the underlying fund, a Fund’s investment in the underlying fund benefits the Adviser. In addition, a Fund may hold a significant percentage of the shares of the underlying fund. As a result, a Fund’s investment in an underlying fund may create a conflict of interest.

Each Fund may also invest in various ETFs, open-end and closed-end funds, subject to the Fund’s investment objective, policies and strategies. Closed-end investment companies are a type of investment company the shares of which are not redeemable by the issuing investment company. The value of the shares is set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.

Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for a Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds may trade at a premium or discount which means that the price in the secondary market may be higher or lower than the calculated NAV.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on the Fund’s investment, but at the same time the closed-end fund may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Closed-end investment companies in which a Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS may be illiquid. In addition, if a Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, a Fund could receive a lower rate of return on its APS than the market rate.

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The price movement of an ETF may not track the underlying index and may result in a loss. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the New York Stock Exchange ("NYSE"). Both are priced continuously and trade throughout the day.

Loans

Loans may include Senior Loans and secured and unsecured loans, second lien or more Junior Loans and Bridge Loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in non-U.S. or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, a Fund invests in Loans by purchasing Assignments of all or a portion of Loans or Participations from third parties.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the Participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that a Fund could receive a portion of the borrower’s collateral. If a Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory;

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(ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more Junior Loans, and Bridge Loans. Second lien and more Junior Loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees to invest in a Loan at a future date. Typically, a Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates an SPE or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with a Fund acquiring direct rights against the Obligor.

Additional Information concerning Loan Originations. In addition to investing in Assignments and Participations, the Funds may originate Loans in which a Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Funds will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., non-U.S. government).

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when a Fund acquires a Participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in non-U.S. or emerging markets, such Loans are subject to the risks associated with non-U.S. investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

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High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, a Fund may have the ability to require that the Obligor pledge additional collateral. A Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If a Fund was unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of a Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If a Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

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Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy.

A Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by a Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

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Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, a Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if a Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Consumer Loans Risk. Investments in consumer loans expose the Funds to additional risks beyond those normally associated with more traditional debt instruments. A Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that a Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Master Limited Partnerships

MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Limitations on the use of MLPs: To maintain Internal Revenue Service (“IRS”) tax exempt status, investments in MLPs are limited to 25% of net assets.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike MBS, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

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Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (CMOs and REMICs). MBS include CMOs and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

MBS represent pools of mortgage loans assembled for sale to investors by:

●	various governmental agencies such as Ginnie Mae;

●	organizations such as Fannie Mae and Freddie Mac; and

●	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

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Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (“PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

For additional information on recent events impacting Fannie Mae and Freddie Mac securities, see “Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage PCs. PCs represent undivided interests in specified residential mortgages or Participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

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The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which a Fund may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which a Fund may invest will not include residual interest.

Total Annual Fund Operating Expenses set forth in the fee tables and "Financial Highlights" section of the Funds’ Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the Company Act.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual MBS that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section.

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Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells MBS, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be MBS.

Stripped Mortgage-Backed Securities. SMBS are derivative multi- class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets, while the other class will receive all of the principal. Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, a Fund may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other MBS, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Adjustable Rate Mortgage Loans. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

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Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, Secured Overnight Financing Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio, and therefore, in the NAV of a Fund’s Shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on MBS. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

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Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Market Value. The market value of a Fund’s adjustable rate MBS may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the ARMs underlying such securities. Furthermore, adjustable rate MBS or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the MBS suffer broad declines on a regional or national level, the values of the corresponding MBS or MBS as a whole, may be adversely affected as well.

Prepayments. Adjustable rate MBS have less potential for capital appreciation than fixed rate MBS because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate MBS may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, ARMs may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the MBS in which a Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

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Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its MBS. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008, as amended, (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, as amended, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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In addition, certain rights provided to holders of MBS issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the U.S. Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage- backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.

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Municipal Securities

Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, Municipal Securities may be issued to obtain funding for the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities.

Other public purposes for which Municipal Securities may be issued include: (i) refunding outstanding obligations; (ii) obtaining funds for general operating expenses; and (iii) obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

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5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

A Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase: (1) Short-term tax-exempt General Obligations Notes; (2) Tax Anticipation Notes; (3) Bond Anticipation Notes; (4) Revenue Anticipation Notes; (5) Project Notes; and (6) other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

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3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a Participation interest in any of the above. The Board is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Premium Securities. During a period of declining interest rates, many Municipal Securities in which a Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become included in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

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●	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

●	the value of the bonds may be reduced;

●	you and other Shareholders may be subject to unanticipated tax liabilities;

●	a Fund may be required to sell the bonds at the reduced value;

●	it may be an event of default under the applicable mortgage;

●	the holder may be permitted to accelerate payment of the bond; and

●	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict a Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

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New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. A Fund may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. A Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. A Fund may also invest in Municipal Securities by purchasing from banks Participation interests in all or part of specific holdings of Municipal Securities. Such Participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

A Fund will limit its investment in municipal leases to no more than 5% of its total assets.

New Financial Products

New options and futures contracts and other financial products, and various combinations thereof, including OTC products, continue to be developed. These various products may be used to adjust the risk and return characteristics of a Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose a Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Non-U.S. Investments

The International Fund, the Short Duration Income Fund, the Securitized Total Return Fund, the Core Bond Fund and the Core Plus Bond Fund, may invest directly in certain obligations or securities of non-U.S. issuers and will be subject to risks not typically associated with U.S. securities. Non-U.S. investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the U.S. Adverse political and economic developments or changes in the value of non-U.S. currency can make it more difficult for the Funds to sell their securities and could reduce the value of your Shares. Differences in tax and accounting standards and difficulties in obtaining information about non-U.S. companies can negatively affect investment decisions.

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Other possible non-U.S. investments include U.S. dollar-denominated debt securities (e.g., bonds and commercial paper) of non-U.S. entities, obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of non-U.S. issuers may include sponsored and unsponsored ADRs, and EDRs. Sponsored ADRs are listed on the NYSE; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs are not listed on the NYSE. As a result, it may be difficult to obtain information about EDRs.

The Small Cap Fund, the Small-Mid Cap Fund, the Mid Cap Fund, the Large Cap Fund, the Select Fund, and the Long-Short Fund may only invest in the equity securities of non-U.S. companies by purchasing ADRs. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. For example, there may be less information publicly available about a non-U.S. company than about a U.S. company, and non-U.S. companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Companies with a primary listing on a U.S. stock exchange or that have their principal place of business or operations in the U.S. are considered to be U.S. companies.

Limitations on the Use of Non-U.S. Investments. The International Fund, the Short Duration Income Fund, the Securitized Total Return Fund, the Core Bond Fund and the Core Plus Bond Fund are not subject to a limitation.

Risk Factors of Non-U.S. Investments. The following is a summary of certain risks associated with non-U.S. investments:

Political and Exchange Risks. Non-U.S. investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the U.S. or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of non-U.S. deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other non-U.S. governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Non-U.S. investments may entail higher custodial fees and sales commissions than U.S. investments.

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Accounting and Regulatory Differences. Non-U.S. issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of U.S. issuers of similar securities or obligations. In addition, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of U.S. issuers. Non-U.S. branches of U.S. banks and non-U.S. banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to U.S. branches of U.S. banks. In addition, non-U.S. banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by non-U.S. issuers may be subject to withholding and other non-U.S. taxes which may decrease the net return on non-U.S. investments as compared to dividends and interest paid to a Fund by U.S. companies.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the non-U.S. exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by non-U.S. investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to non-U.S. investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of non-U.S. investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.

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Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding non-U.S. investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Non-U.S. investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by non-U.S. persons or limit investment by non-U.S. persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

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Some emerging market countries have experienced balance of payment deficits and shortages in non-U.S. exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

A Fund’s income and, in some cases, capital gains from non-U.S. stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in a Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of non-U.S. credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product. These non-U.S. obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to non-U.S. creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, non-U.S. governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by non-U.S. governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international Lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

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Options and Futures Transactions

A Fund may purchase and sell exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments. The Short Duration Income Fund, the Securitized Total Return Fund, the Core Bond Fund and the Core Plus Bond Fund may also purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

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Private Placements, Restricted Securities and Other Unregistered Securities

A Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and cannot be offered for public sale in the U.S. without first being registered under the Securities Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity. The Funds believe that 4(a)(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board, including 4(a)(2) paper and Rule 144A Securities, as determined by the Adviser’s Valuation & Liquidity Committee, as liquid and not subject to the investment limitation applicable to illiquid securities.

Each of the Funds may invest up to 15% of its respective assets (valued at the purchase date) in illiquid securities.

Real Estate Investment Trusts

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

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●	possible declines in the value of real estate

●	risks related to general and local economic conditions

●	possible lack of availability of mortgage funds

●	overbuilding

●	changes in interest rates

●	environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

●	dependency upon management skills

●	limited diversification

●	the risks of financing projects

●	heavy cash flow dependency

●	default by borrowers

●	self-liquidation

●	possibility of failing to maintain exemptions from the Company Act

●	in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility

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Reflow Redemption Service

Instead of borrowing, the Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund Shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund Shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund Shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund Shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund Shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in a Fund and may request that such redemption be met in-kind in accordance with redemption in-kind policies described in the Prospectus. Purchases and redemptions of Fund Shares by ReFlow under the program are not considered excessive short-term trading under the Trust’s policy regarding Excessive Trading.

Repurchase Agreements

Under the terms of a repurchase agreement, a Fund would acquire securities from a seller, also known as the repurchase agreement counterparty, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain non-U.S. jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Fund under the Company Act.

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Repurchase agreement counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers that the Adviser deems creditworthy under guidelines approved by the Board.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the Company Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. Certain Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets, except as permitted by law.

Securities Issued in Connection with Reorganizations and Corporate Restructuring

Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Short Sales

When the Adviser believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, a Fund may make a profit and, conversely, if the security increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that a Fund will be able to close out the short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short.

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At any time that a Fund has an open short sale position, a Fund is required to segregate with the custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to at least the difference between (i) the current market value of the securities sold short and (ii) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. However, depending on arrangements made with the broker or Custodian, a Fund may not receive any payments (including interest) on the deposits made with the broker or Custodian. These deposits do not have the effect of limiting the amount of money a Fund may lose on a short sale – a Fund’s possible losses may exceed the total amount of deposits. The Long Short Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the Fund’s net assets. The International Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 20% of the value of the Fund’s net assets.

The amount of any gain will be decreased and the amount of any loss increased by any premium or interest a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund’s investment in the security. For example, if a Fund purchases a $10 security, the most that can be lost is $10. However, if a Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund. In addition, because of the asset segregation requirement, a Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemptions of Fund Shares.

Short-Term Funding Agreements

To enhance yield, a Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as guaranteed investment contracts, while those issued by banks are referred to as bank investment contracts. Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to a Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

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A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, CDOs, credit linked notes ("CLNs"), and participation notes and participatory notes ("P-notes").

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.

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Total Annual Fund Operating Expenses set forth in the fee table and "Financial Highlights" section of the Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the Company Act.

Credit Linked Notes. CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as CDS, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more CDS, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

A Fund may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a CDS on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the CDS terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the CDS.

A Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging market particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a CDS or other derivative.

A Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. A Fund may invest in instruments that have similar economic characteristics to equity securities, such as P-notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

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If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if a Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps, CMBS and indexes of CMBS, CDS, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a “basket” of securities representing a particular index). The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

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The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

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The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including: (i) the availability of dealer quotations and the estimated transaction volume for the instrument, (ii) the number of dealers and end users for the instrument in the marketplace, (iii) the level of market making by dealers in the type of instrument, (iv) the nature of the instrument (including any right of a party to terminate it on demand) and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a CDS, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS are contracts on individual securities and CDX are contracts on baskets or indices of securities.

CDS require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation (for CDS on individual securities, such amount will be the notional amount of the CDS).

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or non-U.S. corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

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If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or non-U.S. corporation, with respect to its debt obligations. In return, a Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDS, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDS involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDS are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDS. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, a Fund must terminate the existing CDS contract or enter into an offsetting trade. A Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to a Fund. Furthermore, the cost of entering into an offsetting CDS position could cause a Fund to incur losses.

Synthetic Variable Rate Instruments

 Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to a Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to a Fund will be that of holding a long-term bond.

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Total Annual Fund Operating Expenses set forth in the fee table and "Financial Highlights" section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the Company Act.

Temporary Strategies

From time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective. If a Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

Trust Preferred Securities

Trust preferred securities, also known as “trust preferreds,” are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Equity Securities

U.S. equity securities consist of common and preferred stocks, rights, and warrants trading in the U.S. OTC market or on a U.S. primary exchange. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock is a class of ownership in a corporation that has a higher claim on the assets and earnings than common stock. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Equity securities include SPDRs and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500® Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

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A Fund may invest in non-U.S. equity securities by purchasing ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S.-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that a Fund does invest in ADRs, such investments may be subject to special risks. See “Non-U.S. Investments” section for additional information.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of a Fund will fluctuate. Securities in a Fund’s portfolio may decrease in value or not increase as much as the market as a whole. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

The value of a Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, staff shortages and widespread public health issues affect the securities markets. Pandemics and other wide-spread public health events can result in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings and investor sentiment. The duration and extent of such events over the long-term cannot be reasonably estimated at this time. Governmental responses to these events may negatively impact the capabilities of the Funds' service providers and disrupt the Funds' operations. These events may result in substantial market volatility and may adversely impact the prices and liquidity of the Funds' investments.

At times, a portion of a Fund may be invested in companies with short operating histories (“new issuers”) and in initial public offerings (“IPOs”), and such investments could be considered speculative. New issuers are relatively unseasoned and may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. New issuers will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. To the extent a Fund invests in smaller capitalization companies, the Fund will also be subject to the risks associated with such companies. Smaller capitalization companies, IPOs and new issuers may experience lower trading volumes than larger capitalization, established companies and may experience higher growth rates and higher failure rates than larger capitalization companies. Smaller capitalization companies, IPOs and new issuers also may have limited product lines, markets or financial resources and may lack management depth.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and CUBES. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

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The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the U.S. Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The total public debt of the U.S. and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the U.S.

Variable and Floating Rate Instruments

Certain obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

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Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, a Fund’s yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund’s yields may increase, and it may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

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Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans— Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If a Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper. The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the Company Act, be deemed to have shorter maturities (other than in connection with the calculation of dollar-weighted average life to maturity of a portfolio) as follows:

(1)	Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

(2)	Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3)	Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

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(4)	Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

(5)	Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

When-Issued Securities and Forward Commitments

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. The delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to the Funds until settlement takes place. At the time a Fund makes the commitment to purchase securities on a forward commitment or when-issued basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, the value may be more or less than the purchase price. The Funds will maintain cash or cash equivalent or other portfolio securities equal in value to commitments for such forward commitment or when-issued transactions.

Securities purchased on a forward commitment or when-issued basis may expose the Funds to risks because they may experience changes in value prior to their settlement date based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment or when-issued basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Funds from completing the transaction.

To the extent a Fund engages in forward commitment or when-issued transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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Zero-Coupon, Pay-in-Kind and Deferred Payment Securities

Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Other Risks

Securities Lending

To generate additional income, a Fund may lend up to 33-1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent.

Loans are subject to termination by a Fund or the borrower at any time, and therefore, are not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loan. However, the Adviser may terminate a loan if the vote is considered material with respect to an investment.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers.

To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

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Operational Risk

An investment in a Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Cybersecurity Risk

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. A Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; may negatively impact the financial condition of an issuer, counterparty or other market participant; interference with a Fund’s ability to calculate their NAVs; impediments to trading; the inability of a Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Neither a Fund nor the Adviser control the cybersecurity systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”) (i.e., they may not be changed without the affirmative vote of a majority of the outstanding Shares of a Fund). As used in the Prospectus and this SAI, the term “majority” of the outstanding Shares of a Fund means the lesser of: (1) 67% or more of the outstanding Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding Shares of a Fund. Other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

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1. Borrowing Money. A Fund will not borrow money, except (a) from a bank or from another Fund of the Trust, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowing and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Company Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and this SAI.

3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan Participations or other forms of debt instruments.

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7. Concentration. A Fund will not invest 25% or more of its respective total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph (1) above.

With respect to paragraph (1) above, if asset coverage on borrowing at any time falls below 300% for a Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) that Fund will reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

With respect to the fundamental policy relating to concentration set forth in paragraph 7 above, the Trust applies industry classifications to the receivables underlying MBS and ABS issued by private originators or issuers.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association, corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation, or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Nonfundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Nonfundamental (see “Investment Limitations” above).

1. Pledging. A Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

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4. Options. A Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

5. Reverse Repurchase Agreements. Other than the Short Duration Income Fund, the Securitized Total Return Fund, the Core Bond Fund and the Core Plus Bond Fund, a Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUNDS

Each Fund of the Trust (except the Short Duration Income Fund and Core Bond Fund) is registered to offer Investor Shares. Each Fund of the Trust is registered to offer Class I Shares and Class Y Shares; the Short Duration Income Fund and Core Bond Fund are also registered to offer Class A Shares and Class C Shares. The Investor Shares of the Short Duration Income Fund and Core Bond Fund have been redesignated as Class A Shares. All classes of Shares represent an interest in the same portfolio of investments of a Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. Sales charges and Rule 12b-1 fees for each share class are as described in the applicable prospectus The NAV per Share of each of the classes is expected to differ from time to time.

●	Investor Shares

Investor Shares are available to the general public and may also be purchased through financial intermediaries that have entered into agreements with the Funds or their agents. Investor shares for Short Duration Income Fund and Core Bond Fund have been redesignated as Class A Shares.

●	Class A Shares

Class A Shares of the Short Duration Income Fund and Core Bond Fund are available to the general public and may also be purchased through financial intermediaries that have entered into agreements with the Funds or their agents.

●	Class I Shares

Class I Shares are not subject to a sales charge or any 12b-1 fees. Class I Shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations, endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. Class I Shares may also be purchased through financial intermediaries that have entered into agreements with the Funds or their agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Funds, and certain financial intermediaries may charge their customers transaction or other fees. Class I Shares may also be purchased by officers, trustees, directors and employees, and their immediate family members, of Diamond Hill Investment Group, Inc. ("DHIL") and its subsidiaries and affiliates. Class I Shares may be available at brokerage firms that have agreements with the Funds' distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the Funds are available in other Share classes that have different fees and expenses.

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●	Class Y Shares

Class Y Shares are not subject to a sales charge or any 12b-1 fees. Class Y Shares are available for purchase by institutional investors such as corporations, pension and profit share or defined contribution plans, non-profit organizations, charitable trusts, foundations and endowments or other entity deemed by the principal underwriter to be a financial institution or institutional buyer. Class Y Shares may also be purchased by individual investors, if purchased through financial intermediaries authorized to act in an investment advisory capacity that have entered into a written agreement with the Adviser or the applicable Fund to offer such Shares through an omnibus account held at the Fund.

All Class Y purchases of a Fund, whether purchased by an institutional investor or by a financial intermediary on behalf of an individual investor, will not require the Fund, its investment adviser or any other affiliates, to make any sub-transfer agent, service, networking, distribution-related, marketing, maintenance, revenue sharing or any other fees or payments to any third party now or for the entire life of the investment in the Class Y Shares. Class Y Shares have no ongoing shareholder service fees.

●	Class C Shares

Class C Shares are available to the general public purchasing through financial intermediaries that have entered into agreements with Diamond Hill Funds or its agents. Class C shares are offered at NAV, without any upfront sales charge. However, Class C shares are subject to a contingent deferred sales charge (“CDSC”) (based on the lower of the shares’ cost and current NAV) of 1% if redeemed within thirteen months of the purchase date. No CDSC will be charged if you redeem your shares after thirteen months from the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

Class C shares will automatically convert to Class A Shares of the same fund after eight years provided that the fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. These conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have Class C shares automatically converted to Class A may be limited or may occur at a different anniversary date.

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The CDSC will be waived (i) on redemption of shares following the death of the shareholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) in other circumstances at the discretion of the funds.

Additional Purchase and Redemption Information

All investments and exchanges are subject to approval by a Fund, and the Fund reserves the right to reject any purchase or exchange of Shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the respective Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.

Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem Shares in an amount greater than the lesser of $250,000 or 1% of a Fund’s net assets, the Funds reserve the right to pay part, or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Board. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a pro-rata slice of the Fund’s portfolio or a non-pro-rata slice of the Fund’s portfolio depending upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If payment is made in kind with securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation, and you may incur tax and transaction costs if the securities are sold.

In some circumstances, to meet Fund liquidity needs, optimizing a Fund’s portfolio, or a combination thereof, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a Fund, to receive their redemption in-kind rather than in cash. A Fund's ability to pay these redemption proceeds in-kind relieves the Fund of the need to sell the securities that are distributed in-kind and incur brokerage and other transaction costs associated with such sale. As with other in-kind redemption transactions, a Fund would enter into these transactions only when the Fund determines it to be in the Fund's best interest to do so, and in accordance with the Fund's policies on redemptions in-kind. The Funds' procedures adopted to discourage excessive or abusive trading activities do not apply to the transactions described in this paragraph, as the Adviser has determined that these transactions are not detrimental to the remaining shareholders of a Fund. Financial institutions that participate in the transactions described in this paragraph do not receive a fee from the Fund for doing so. These transactions differ in that respect from the liquidity service transactions described under “Reflow Redemption Service.”

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The Trust may suspend the right of redemption for such periods as are permitted under the Company Act and under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted, (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (iii) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

THE INVESTMENT ADVISER

Diamond Hill Capital Management, LLC, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of First Eagle Investment Management, LLC (“First Eagle”). First Eagle is an investment adviser that services mutual funds, ETFs, interval funds and other pooled vehicles and client accounts directly or through its investment adviser subsidiaries. In addition to the Adviser, First Eagle’s investment adviser businesses operate under the names First Eagle Investments, Napier Park and First Eagle Alternative Credit.

Under the terms of the investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”), the Adviser manages the Funds’ investments. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
Small Cap Fund	0.80%
Small-Mid Cap Fund	0.75%
Mid Cap Fund	0.60%
Large Cap Fund	0.50%
Select Fund	0.70%
Long-Short Fund	0.90%
International Fund	0.65%
Short Duration Income Fund	0.35%
Securitized Total Return Fund	0.70%
Core Bond Fund	0.30%
Core Plus Bond Fund	0.40%

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The Funds paid investment management fees to the Adviser for the following fiscal periods:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Small Cap Fund	$1,725,585	$1,877,651	$2,240,106
Small-Mid Cap Fund	7,000,810	10,685,050	13,702,436
Mid Cap Fund	636,923	966,993	984,442
Large Cap Fund	39,757,025	44,181,410	41,318,980
Select Fund	3,985,655	3,785,994	2,680,708
Long-Short Fund	17,879,309	16,182,453	15,848,904
International Fund	1,035,467	871,387	434,237
Short Duration Income Fund	14,665,247	8,406,819	4,848,528
Securitized Total Return Fund(1)	101,814	—	—
Core Bond Fund	7,748,724	5,287,059	2,950,814
Core Plus Bond Fund(2)	264,330	24,583	—

(1)	The Securitized Total Return Fund commenced operations on July 1, 2025.
(2)	The Core Plus Bond Fund commenced operations on October 15, 2024.

Prior to April 22, 2026, the Adviser had contractually agreed to permanently waive fees in the pro-rata amount of the management fee charged by an underlying Diamond Hill Fund on each Fund’s investment in such other Diamond Hill Fund. Effective, April 22, 2026, this fee waiver was discontinued. As of December 31, 2025, there were no underlying Diamond Hill Fund investments in another Diamond Hill Fund. The Adviser does not anticipate any future investments by any Fund in another Diamond Hill Fund. During the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the Funds reduced investment management fees pursuant to the fee waiver agreement as follows:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Small-Mid Cap Fund	$—	$27,768	$31,811

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The Adviser retains the right to use the name “Diamond Hill” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Diamond Hill” automatically ceases ninety days after termination of the Investment Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. A Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the terms of the Amended and Restated Administrative and Transfer Agency Services Agreement (the “Administration Agreement”) between the Trust and Diamond Hill Capital Management, LLC (the “Administrator”), the Administrator renders all administrative, transfer agency, fund accounting and supervisory services to the Funds. The Administrator oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Administrator also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records that are required pursuant to Rule 31a-1 promulgated under the Company Act. The Administrator is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrator may delegate any or all of its responsibilities under the Administration Agreement to one or more third-party service providers.

Under the Administration Agreement, the Administrator assumes and pays all operating expenses of the Funds not specifically assumed by the Funds. The Funds pay all brokerage fees and commissions, custodian fees, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), expenses related to conducting shareholders’ meetings and proxy solicitations, fees and extraordinary or non-recurring expenses. The Funds also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the Company Act.

Pursuant to the Administration Agreement, effective February 28, 2026, the Administrator receives a fee, which is paid monthly at an annual rate of 0.22% of each Fund's average daily net assets of Investor Shares, as applicable, and, as applicable, Class A Shares and Class C Shares, 0.18% of each Fund's average daily net assets of Class I Shares, and 0.05% of each Fund's average daily net assets of Class Y Shares. Previously, effective March 1, 2018, the Administrator received a fee at an annual rate of 0.21% of each Fund’s average daily net assets of Investor Shares, as applicable, 0.17% of each Fund’s average daily net assets of Class I Shares, and 0.05% of each Fund’s average daily net assets of Class Y Shares.

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The Funds paid the following total administrative services fees to the Administrator for the following fiscal periods:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Small Cap Fund	$361,140	$401,325	$484,071
Small-Mid Cap Fund	1,063,336	1,577,273	2,045,019
Mid Cap Fund	177,464	265,514	271,703
Large Cap Fund	10,527,502	11,604,660	11,332,575
Select Fund	902,181	868,401	594,160
Long-Short Fund	3,295,192	3,023,520	2,980,131
International Fund	191,744	143,984	58,979
Short Duration Income Fund	6,945,566	4,034,328	2,292,751
Securitized Total Return Fund(1)	7,296	—	—
Core Bond Fund	3,842,009	2,755,905	1,550,144
Core Plus Bond Fund(2)	67,465	3,087	—

(1)	The Securitized Total Return Fund commenced operations on July 1, 2025.
(2)	The Core Plus Bond Fund commenced operations on October 15, 2024.

Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

The Adviser has entered into an agreement with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® and The Yield Book® are a trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

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BLOOMBERG, BLOOMBERG INDICES and Bloomberg Fixed Income Indices (the “Indices”) are trademarks or service marks of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Indices (collectively, “Bloomberg”) or Bloomberg's licensors own all proprietary rights in the Indices. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indices. Bloomberg makes no warranty, express or implied, as to the Indices or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with the Indices or any data or values relating thereto - whether arising from their negligence or otherwise.

Portfolio Manager Compensation

All of the portfolio managers of the Adviser ("Portfolio Managers" or "PMs") are paid a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all Portfolio Managers also participate in an annual cash and equity incentive compensation program that is based on:

●	The long-term pre-tax investment performance of the Fund(s) that they manage and the related investment composite(s) of the Adviser;

●	The Adviser’s assessment of the investment contribution they make to Funds they do not manage;

●	The Adviser’s assessment of each Portfolio Manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback, and collaboration; and

●	The Adviser’s assessment of each Portfolio Manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).

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Incentive compensation is paid annually from an incentive pool that is determined based on several factors, including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio Manager compensation is not directly tied to product asset growth or revenue. However, both of these factors influence the size of the incentive pool, and therefore indirectly contribute to Portfolio Manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of DHIL’s board of directors. Only independent DHIL directors are members of the compensation committee. The Portfolio Managers are also eligible to participate in the DHIL 401(k) plan (“401K Plan”) and related company match. DHIL also has a deferred compensation plan, whereby each Portfolio Manager is eligible to participate and may voluntarily elect to defer a portion of their incentive compensation. Portfolio Managers are encouraged to invest any deferral of incentive compensation in a Diamond Hill Fund for the entire duration of the deferral.

Portfolio Manager Holdings

Portfolio Managers are encouraged to own Shares of the Funds they manage. The following table indicates for each Fund the dollar range of Shares beneficially owned by each Fund’s Portfolio Manager as of December 31, 2025, except for Messrs. Bath, Palmer, Philipp, Snowdon and Welch, which is as of March 31, 2026. This table includes Shares beneficially owned by such Portfolio Manager through the 401K Plan and the DHIL deferred compensation plans.

Dollar Range of Shares in the Fund
Fund	Portfolio Manager		None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Small Cap Fund	Aaron Monroe	PM							X
Small-Mid Cap Fund	Christopher Welch	PM							X
	Anthony Philipp	PM					X
Mid Cap Fund	Christopher Welch	PM							X
	Anthony Philipp	PM					X
Large Cap Fund	Charles Bath	PM							X
	Nathan Palmer	PM	X
Select Fund	Richard Snowdon	PM							X
	Christopher Welch	PM							X
	Anthony Philipp	PM			X
Long-Short Fund	Christopher Bingaman	PM							X
	Nathan Palmer	PM							X
International Fund	Krishna Mohanraj	PM							X
Short Duration Income Fund	Henry Song	PM							X
	Mark Jackson	PM							X
	Arthur Cheng	PM	X
Securitized Total Return Fund	Henry Song	PM	X
Core Bond Fund	Henry Song	PM							X
	Mark Jackson	PM						X
Core Plus Bond Fund	Henry Song	PM					X
	Mark Jackson	PM					X
	Arthur Cheng	PM					X

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Other Portfolio Manager Information

Some Portfolio Managers are also responsible for managing certain Diamond Hill Funds and other account portfolios in addition to the respective Funds in which they manage. Management of certain Diamond Hill Funds and other accounts in addition to a Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time the Portfolio Manager may spend on Diamond Hill Funds and other accounts versus the respective Funds they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing Diamond Hill Funds and other account portfolios as well as a Fund.

Performance Based Fees

The Adviser manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance-based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages certain Diamond Hill Funds and numerous other accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more Diamond Hill Funds and other accounts where the Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the Adviser’s portfolio management software. When a trade is partially filled, the number of filled Shares is generally allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product. Diamond Hill participates in Model Delivery Programs where the Adviser does not have investment discretion or trade execution authority. For certain investment strategies, model portfolio updates may be provided contemporaneously with the Adviser’s execution of transactions in the Diamond Hill Funds.

Code of Ethics and Personal Security Trading

The Adviser and the Trust have adopted a Code of Ethics designed to: (i) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholders first; (ii) align the interests of the Portfolio Managers with clients and Fund shareholders, and (iii) mitigate inherent conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser from purchasing any individual equity and most fixed income securities that are eligible to be purchased by the Diamond Hill Funds. The Code of Ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which the Adviser competes. As a result, each Portfolio Manager is a significant owner in the Diamond Hill Funds.

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Best Execution and Research Services

The Adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. The primary consideration in placing a portfolio transaction with a particular broker is obtaining the most favorable prices for each client under the circumstances of each particular transaction. More specifically, the Adviser will consider the full range and quality of the services offered by a broker. The determination to place a trade with a particular broker will be based on certain considerations, including but not limited to: price competitiveness, execution capability, brokerage and research products, trading expertise in relevant financial instruments, liquidity provision, execution accuracy, commission rates, reputation, integrity, dispute resolution fairness, financial responsibility, and responsiveness in settling trades. Certain broker-dealers that the Adviser uses to execute client trades are also clients of the Adviser and/or refer clients to the Adviser creating a conflict of interest. To mitigate this conflict, the Adviser adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

The Adviser may consider the receipt of research services in selecting brokers to execute portfolio transactions for the Funds. Since the Adviser uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, the Adviser has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Additionally, the research services and other information furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. There may be a conflict of interest if soft dollars are not spread in the same proportion across all accounts. The Adviser attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Other Accounts Managed by the Portfolio Managers

The following tables indicate the number of other accounts managed by each Portfolio Manager and the other assets under management for each type of account as of December 31, 2025, except for Messrs. Bath, Palmer, Philipp, Snowdon and Welch, which is as of March 31, 2026.

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Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Christopher Bingaman	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Long-Short Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Arthur Cheng	Registered Investment Company	[—	$—	—	$—]
Portfolio Manager, Core Plus Bond Fund and Short Duration Income Fund	Other Pooled Investment Vehicles	[—	$—	—	$—]
	Other Accounts	—	$—	—	$—
Mark Jackson	Registered Investment Company	—	$—	—	$—
Portfolio Manager, Short Duration Income Fund, Core Bond Fund and Core Plus Bond Fund	Other Pooled Investment Vehicles	1	$216,022,017	—	$—
	Other Accounts	5	$521,756,403	—	$—
Krishna Mohanraj	Registered Investment Company	—	$—	—	$—
Portfolio Manager, International Fund	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Aaron Monroe	Registered Investment Company	2	$21,626,740	—	$—
Portfolio Manager, Small Cap Fund	Other Pooled Investment Vehicles	2	$56,714,453	1	$30,376,664
	Other Accounts	1	$13,887,854	—	$—

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Charles Bath	Registered Investment Company	2	$1,800,774,613	—	$—
Portfolio Manager, Large Cap Fund	Other Pooled Investment Vehicles	4	$1,831,843,481	—	$—
	Other Accounts	48	$3,276,333,341	—	$—
Nathan Palmer	Registered Investment Company	2	$1,800,774,613	—	$—
Portfolio Manager, Long-Short Fund and Large Cap Fund	Other Pooled Investment Vehicles	4	$1,831,843,481	—	$—
	Other Accounts	48	$3,276,333,341	—	$—
Athony Phillip	Registered Investment Company	2	$1,021,410,612	—	$—
Portfolio Manager, Small-Mid Cap Fund, Mid Cap Fund and Select Fund	Other Pooled Investment Vehicles	4	$243,494,916	—	$—
	Other Accounts	14	$244,722,541	—	$—
Richard Snowdon	Registered Investment Company	0	$--	—	$—
Portfolio Manager, Select Fund	Other Pooled Investment Vehicles	1	$24,620,119	—	$—
	Other Accounts	7	$174,194,568	—	$—
Henry Song	Registered Investment Company	1	$132,810,060	—	$—
Portfolio Manager, Short Duration Income Fund, Securitized Total Return Fund, Core Bond Fund and Core Plus Bond Fund	Other Pooled Investment Vehicles	1	$216,022,017	—	$—
	Other Accounts	5	$521,756,403	—	$—
Christopher Welch	Registered Investment Company	2	$1,021,410,612	—	$—
Portfolio Manager, Small-Mid Cap Fund, Mid Cap Fund and Select Fund	Other Pooled Investment Vehicles	4	$243,494,916	—	$—
	Other Accounts	14	$244,722,541	—	$—

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Conflicts of Interest Relating to Affiliates. Because the Adviser is part of the First Eagle organization, a controlling interest in which is owned by private equity funds managed by Genstar Capital, LLC (“Genstar”), the Adviser must manage conflicts of interest that may arise in connection with dealings the Funds may have with First Eagle, Genstar or businesses or funds, clients or portfolio companies associated with them. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell securities or other property directly to or from First Eagle, Genstar or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by funds, accounts or portfolio companies associated with other affiliates. The breadth of these affiliations at times may require the Funds to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Genstar may be restricted by the Company Act. To the extent such investments are permitted and a Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Genstar), conflicts of interest may arise from the presence of Genstar representatives on the company board or the payment of compensation by the company to Genstar or an affiliate. Moreover, the Adviser could have an incentive to allocate the Funds’ assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where First Eagle or Genstar could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and these affiliates.

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TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES (1)

Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Candace K. Beinecke (born November 1946)*	Trustee (Chair)	April 2026 to present	Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	[32]	Trustee, First Eagle Funds (Chair) (11 portfolios); Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Trustee, First Eagle Credit Opportunities Fund (Chair); Trustee, First Eagle Real Estate Debt Fund (Chair); Trustee, First Eagle Tactical Municipal Opportunities Fund (Chair); Trustee, First Eagle Completion Fund Trust (Chair) (1 portfolio); Trustee, First Eagle ETF Trust (Chair) (2 portfolios); Diamond Hill Securitized Credit Fund; Lead Trustee Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City
Peter W. Davidson (born May 1959)	Trustee	April 2026 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Board member, BrightNight Holding; Summit Ridge Energy; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Member, Aligned Climate Capital LLC

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Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean D. Hamilton (born January 1947)	Trustee	April 2026 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

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Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
William M. Kelly (born February 1944)	Trustee	April 2026 to present	Private Investor	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Trustee Emeritus, St. Anselm College
Paul J. Lawler (born May 1948)	Trustee	April 2026 to present	Private Investor	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Trustee Emeritus, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

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Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Mandakini Puri (born February 1960)	Trustee	April 2026 to present	Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board; prior to June 2018, Director, Validus Holdings
Scott Sleyster (born January 1960)	Trustee	April 2026 to present	Retired; Prior to February 2025, Executive Vice President and Head of Market Competitiveness at Prudential Financial	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

(1)	Trustees who are not “interested persons” of the Trust as defined in the Company Act.
(2)	The address for the Trustee is 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215.
(3)	The term of office of each Independent Trustee is indefinite.
(4)	The “Fund Complex” includes the Diamond Hill Funds, Diamond Hill Securitized Credit Fund, First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, and First Eagle Completion Fund Trust.
*	Hughes Hubbard & Reed LLP provides legal services to a joint venture between a Hughes Hubbard client and private investment funds advised by Napier Park Global Capital. Napier Park is an investment adviser affiliate of the Adviser (through its affiliation with First Eagle) and has its own counsel in respect of the joint venture. Ms. Beinecke, a senior counsel at the firm, has no role or economic interest in the representation. She is not a partner of the firm and will not share in the revenue from this matter, which, in any event, represents only a de minimis percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

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INTERESTED TRUSTEES(1)

Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold (born December 1953)	Trustee	April 2026 to present	Principal, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

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Name, Address(2) and Age	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(4) Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Mehdi Mahmud (born September 1972)	Trustee	April 2026 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle ETF Trust, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	[32]	Trustee, First Eagle Funds (11 portfolios); Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Credit Opportunities Fund; Trustee, First Eagle Real Estate Debt Fund; Trustee, First Eagle Tactical Municipal Opportunities Fund; Trustee, First Eagle Completion Fund Trust (1 portfolio); Trustee, First Eagle ETF Trust (2 portfolios); Diamond Hill Securitized Credit Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.; Director GC Ferry Parent GP, LLC

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with First Eagle.
(2)	The address for each Interested Trustee is 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215.
(3)	The term of office of Messrs. Arnhold and Mahmud is indefinite.
(4)	The “Fund Complex” includes the Diamond Hill Funds, Diamond Hill Securitized Credit Fund, First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, and First Eagle Completion Fund Trust.

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OFFICERS

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mehdi Mahmud (born September 1972)	President	Since April 2026	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Variable Funds; President, First Eagle Credit Opportunities Fund; President, First Eagle Real Estate Debt Fund; President, First Eagle Tactical Municipal Opportunities Fund; President, First Eagle Completion Fund Trust; President, First Eagle ETF Trust (2 portfolios); Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC
Thomas E. Line (born July 1967)	Senior Vice President	Since April 2026	President of the Trust May 2020 to April 2026; Chief Executive Officer of the Trust, November 2014 to May 2020; Chief Financial Officer of Diamond Hill Investment Group, Inc., January 2015 to present; Managing Director – Finance of Diamond Hill Investment Group, Inc., April 2014 to December 2014.
Michael Luzzatto (born April 1977)	Senior Vice President	Since April 2026	Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund; Vice President, First Eagle Real Estate Debt Fund; Senior Vice President, First Eagle Tactical Municipal Opportunities Fund; Senior Vice President, First Eagle Completion Fund Trust; Senior Vice President, First Eagle ETF Trust (2 portfolios)
Karen R. Colvin (born April 1966)	Vice President Secretary	Since November 2011 Since November 2014	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, LLC, June 2009 to present.
Brandon Webster (born September 1987)	Chief Financial Officer and Principal Financial Officer	Since April 2026	Managing Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund; Chief Financial Officer, First Eagle Real Estate Debt Fund; Chief Financial Officer, First Eagle Tactical Municipal Opportunities Fund; Chief Financial Officer, First Eagle Completion Fund Trust; Chief Financial Officer, First Eagle ETF Trust (2 portfolios) prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

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Seth Gelman (born August 1975)	Chief Compliance Officer	Since April 2026	Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; Chief Compliance Officer, First Eagle Real Estate Debt Fund; Chief Compliance Officer, First Eagle Tactical Municipal Opportunities Fund; Chief Compliance Officer, First Eagle Completion Fund Trust; Chief Compliance Officer, First Eagle ETF Trust (2 portfolios); prior to February 2023, Chief Compliance Officer of Insight Investment North America
Alyssa A. Bentz (born November 1981)	Deputy Chief Compliance Officer Anti-Money Laundering Officer	Since April 2026 Since May 2024	Chief Compliance Officer of Diamond Hill Capital Management LLC, May 2024 to present; Chief Compliance Officer Diamond Hill Funds May 2024 to April 2026; Chief Compliance Officer, U.S. Bancorp Asset Management, Inc., July 2021 to March 2024; Compliance Manager, U.S. Bancorp Asset Management, Inc., December 2015 to July 2021.
David O’Connor (born February 1966)	General Counsel	Since April 2026	General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Real Estate Debt Fund; General Counsel, First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Completion Fund Trust; General Counsel, First Eagle ETF Trust (2 portfolios); General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC
Sheelyn Michael (born September 1971)	Deputy General Counsel	Since April 2026	Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Variable Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Secretary and Deputy General Counsel, First Eagle Real Estate Debt Fund; Secretary and Deputy General Counsel, First Eagle Tactical Municipal Opportunities Fund; Secretary and Deputy General Counsel, First Eagle Completion Fund Trust; Secretary and Deputy General Counsel, First Eagle ETF Trust (2 portfolios); Director, First Eagle Investment Management, Ltd
Julie A. Roach (born January 1971)	Treasurer	Since October 2017	Managing Director-Fund Administration, Diamond Hill Capital Management, LLC, September 2017 to present.
Shuang Wu (born May 1990)	Assistant Treasurer	Since April 2026	Director, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds; Treasurer, First Eagle Credit Opportunities Fund; Treasurer, First Eagle Real Estate Debt Fund; Treasurer, First Eagle Tactical Municipal Opportunities Fund; Treasurer, First Eagle Completion Fund Trust; Treasurer, First Eagle ETF Trust (2 portfolios); prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers
Casey Walker (born October 1985)	Assistant Secretary	Since April 2026	Vice President, First Eagle Investment Management, LLC; Assistant Secretary, First Eagle Funds and First Eagle Variable Funds; Assistant Secretary, First Eagle Credit Opportunities Fund; Assistant Secretary, First Eagle Real Estate Debt Fund; Assistant Secretary, First Eagle Tactical Municipal Opportunities Fund; Assistant Secretary, First Eagle Completion Fund Trust; Assistant Secretary, First Eagle ETF Trust (2 portfolios); Assistant Secretary, First Eagle Global Opportunities Fund

(1)	The address for all officers is 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215.
(2)	The term of office of each officer is indefinite.

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OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

Organization of the Board

The Chair of the Board is an Independent Trustee, and the Trust has a separate President. The standing committees of the Board are described below.

The organization of the Board in this manner reflects the judgment of the trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Board that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Board considered its working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of funds within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

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The following table describes the standing committees of the Board.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year(1)
Audit Committee	Peter W. Davidson Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair) Mandakini Puri	Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.	N/A
Nominating and Governance Committee	Candace K. Beinecke (Chair) Peter W. Davidson Mandakini Puri	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.	N/A
Board Valuation, Liquidity and Allocations Committee	Candace K. Beinecke John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly Scott Sleyster	Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds’ securities by the Adviser; reviews and approves recommendations by the Adviser for changes to the Funds’ valuation policies for submission to the Board for its approval; reviews the Adviser’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by the Adviser; and monitors various matters associated with the Funds’ liquidity risk management program.	N/A

(1)	The Committees as described were formed for the Trust upon the closing on April 22, 2026 of the acquisition of Diamond Hill Investment Group, Inc. the former parent of the Adviser, by First Eagle (the “Transaction”) and the election of the Trustees and Committee Chairs. The prior Board of Trustees’ Audit Committee and Nominating and Governance Committee each met two times in the last fiscal year.

The Board considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including investment, compliance, operational, and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervision by the Adviser. The Board oversees efforts by management and service providers to manage the risks to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Trust’s chief compliance officer and receives regular reports regarding compliance and regulatory risks. In addition, the Board meets with the chief compliance officer in executive session on a quarterly basis. The Audit Committee meets with the Trust’s Chief Financial Officer and/or Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers manage and mitigate those risks.

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Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Board may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

Trustee Qualifications

All trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each trustee’s appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board. The following summarizes the experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees (with references to committee assignments referring to a Trustee’s role on committees of the boards of trustees for all Diamond Hill Funds and First Eagle trusts overseen by a Trustee):

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the First Eagle Funds. Mr. Arnhold serves on the boards of various charitable and educational institutions. Mr. Arnhold serves on the Board Valuation, Liquidity and Allocations Committee and was previously the Chairman of the board of trustees of the First Eagle Funds.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Senior Counsel, and previously was the Senior Partner and the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the board of a major public real estate investment trust, and has served as a long standing member of the boards of a public international industrial firm and a major public media company. Ms. Beinecke also serves and has served on the board of major charitable organizations. Ms. Beinecke serves as Chair of the board of trustees, as Chair of the board’s Nominating and Governance Committee, as a member of the Board Valuation, Liquidity and Allocations Committee and as a member of two specialized board committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Mr. Davidson previously served as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson also previously served as an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015. He serves on the Nominating and Governance Committee and the Audit Committee.

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Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of various charitable institutions. Prior to May 2022, Ms. Hamilton served on the board of an international reinsurance firm. Ms. Hamilton serves on the Audit Committee, as Chair of the Board Valuation, Liquidity and Allocations Committee and on two specialized board committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly has served on the boards of various academic and charitable institutions. Mr. Kelly serves on the Audit Committee and the Board Valuation, Liquidity and Allocations Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the board of a registered investment company advised by affiliates of Blackstone Inc. and on boards of various charitable institutions. Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Ms. Mandakini Puri. Ms. Puri has significant executive and investment management experience. Currently an independent consultant and private investor, she serves on the boards of two NYSE-listed real estate investment trusts, and two non-profit organizations. Prior to 2018, Ms. Puri served on the board of a global provider of reinsurance and asset management services. From 2011 to May 2013, she was a Managing Director and Co-Head of BlackRock Private Equity. Prior to that, Ms. Puri was a Senior Vice President at Merrill Lynch until July 2009, where she co-founded Merrill Lynch’s private equity business in 1994 and was its Chief Investment Officer. Ms. Puri serves on the Audit Committee and Nominating and Governance Committee.

Mr. Scott Sleyster. Mr. Sleyster has significant executive and investment management experience. Currently, Mr. Sleyster is retired. Prior to February 2025, Mr. Sleyster served as an Executive Vice President and head of Market Competitiveness for Prudential Financial and serves on the board of directors of North Star Academy and serves as a trustee of the Princeton Theological Seminary. Mr. Sleyster previously served as a member of Columbia University’s Climate Board of Advisors. Mr. Sleyster also previously served as Chief Investment Officer, portfolio manager at Prudential. He also served as head of the Full-Service Retirement business, and chief financial officer for the Employee Benefits Division. Additionally, he has held roles in Prudential’s Treasury, Derivatives, and Investment Management units. Mr. Sleyster serves on the Board Valuation, Liquidity and Allocations Committee.

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Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby a Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus.

A Trustee Emeritus receives compensation and will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. A Trustee Emeritus will receive relevant materials concerning the Funds, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the Company Act or state law and is not subject to election by shareholders of the Funds. By establishing the position of a Trustee Emeritus, the Board does not intend to establish an “advisory board” or similar body that meets separately from the Board or that has any specific roles or responsibilities as a body. Each Trustee Emeritus is expected to serve in his or her position for approximately 18 months (so with a term ending in October 2027).

The following summarizes the experience and qualifications of the Trustee Emeritus positions created as a result of the Transaction and held by certain former Board members:

Tamara L. Fagely. Ms. Fagely was a business executive for a large mutual fund complex for over 20 years leading back-office operations that included administration, fund accounting, financial reporting, transfer agent, and technology. Her experience included roles as Treasurer, Chief Financial Officer, and Chief Operations Officer. In addition, Ms. Fagely has management experience in broker/dealer operations and as an audit manager conducting audits of financial service organizations and mutual funds. Ms. Fagely currently serves on the boards of other registered investment companies. Ms. Fagely brings a detailed knowledge of the mutual fund industry and financial expertise to the Board.

Jody T. Foster. Ms. Foster is the founder and has been the Chief Executive Officer of Symphony Consulting since 2010. She has overseen the development and launch of a variety of investment product offerings. Her experience includes roles as Research Analyst, International Research Manager, Director and Chief Operating Officer. In addition, Ms. Foster has management experience in finance, risk management and accounting. Ms. Foster currently serves on the boards of other registered investment companies. Ms. Foster brings a detailed knowledge of investment management, mutual fund industry and financial expertise to the Board.

John T. Kelly-Jones. Mr. Kelly-Jones has more than 20 years’ experience in the investment management industry. Mr. Kelly-Jones was a founding partner, Chief Operations Officer and Chief Compliance Officer of Independent Franchise Partners, LLP (“IFP”), a registered investment adviser, overseeing all operational functions and establishing four funds of different structures. Mr. Kelly-Jones also previously served on the board of one of IFP’s Irish variable capital funds and of one U.S. private investment fund. In addition, he served in various roles and capacities at Morgan Stanley Asset Management, London from September 2002 through June 2009. His experience included working with mutual fund firms and investment advisers. Mr. Kelly-Jones exhibits excellent communication skills, as well as an ability to work effectively with others. Finally, Mr. Kelly-Jones brings a diversity of viewpoint, background and experience to the Board.

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Shareholder Communications

The Board believes that it is important for shareholders to have a process to send communications to the Board. A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds in which the shareholder owns shares; and (d) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information). The Board may modify this policy in the future.

Compensation of the Trustees and Officers

While currently under review in light of the Transaction, the following describes an indicative compensation structure for Trustees of the Trust who are not Interested Trustees in respect of the Trust and each of the following trusts: Diamond Hill Securitized Credit Fund, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, First Eagle Completion Fund Trust and First Eagle ETF Trust (the “Fund Complex”) collectively provide for Trustee compensation as an annual fee of $230,000 and a fee of $12,000 for each in-person Board meeting and $1,000 (subject to the discretion of the Chair) for each meeting (other than a regularly scheduled meeting) of the Board, provided that such meeting involves Trustee approval matters. Members of each of the Audit Committee and the Board Valuation, Liquidity and Allocations Committee are paid a fee of $10,000 for each meeting they attend. Members of other committees may be paid a fee of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. The Chair of the Board of Trustees receives an additional annual fee of $175,000 for serving in that position. The Chairs of the Board Valuation, Liquidity and Allocations Committee and Audit Committee receive an additional annual fee of $50,000 and the Chair of the Nominating and Governance Committee receives an additional annual fee of $25,000. Such fees are allocated, generally, across the Fund Complex on a pro rata basis in relationship to their relative net assets. There also will be further reviews of compensation and the allocation of the same over the course of 2026 intended in part to fully integrate Trustee compensation relating to the Diamond Hill Funds and the First Eagle fund trusts. Each Trustee is reimbursed by the Trust for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Trust. During the 12 months ended October 31, 2025, an aggregate of $2,794,806 was paid, accrued or owed for Trustees’ fees and expenses by the Fund Complex (for this purpose excluding the Trust and Diamond Hill Securitized Credit Fund, given the current Trustees did not assume their roles with the Trust and Diamond Hill Securitized Credit Fund until 2026). During the fiscal year ended December 31, 2025, an aggregate of $692,000 was paid, accrued or owed for trustee fees by the Trust for the previous trustees under a different compensation structure.

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The following table sets forth information regarding trustee compensation paid by the Trust for the fiscal year ended December 31, 2025 and by the Fund Complex of which the Trust is a part for the fiscal year ended October 31, 2025. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the Fund Complex. The Trust does not maintain a retirement plan for its trustees.

Name of Person, Position	Aggregate Compensation Paid from Registrant	Total Compensation Paid or Owed from Fund Complex Paid to Trustee(2)
John P. Arnhold, Trustee	N/A(1)	N/A(1)
Candace K. Beinecke, Trustee	N/A(3)	$528,250
Peter W. Davidson, Trustee	N/A(3)	$307,750
Jean D. Hamilton, Trustee	N/A(3)	$427,000
William M. Kelly, Trustee	N/A(3)	$354,250
Paul J. Lawler, Trustee	N/A(3)	$363,000
Mehdi Mahmud, Trustee	N/A(1)	N/A(1)
Mandakini Puri, Trustee	N/A(3)	$314,250
Scott Sleyster, Trustee	N/A(3)	$218,500
Tamara L. Fagely(4)(former Trustee)	$155,000	$165,000
Jody T. Foster(4)(former Trustee)	$140,000	$150,000
John T. Kelly-Jones(4)(former Trustee)	$137,000	$147,000
Anthony J. Ghoston(4)(former Trustee)	$130,000	$130,000
Nancy M. Morris(4)(former Trustee)	$130,000	$130,000

(1)	Interested Trustees are not compensated by the Trust for their services
(2)	The “Fund Complex” includes the Diamond Hill Funds, Diamond Hill Securitized Credit Fund, First Eagle ETF Trust, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Real Estate Debt Fund, First Eagle Tactical Municipal Opportunities Fund, and First Eagle Completion Fund Trust.
(3)	Trustee has not previously served on the Board, and therefore, has not yet received compensation from the Trust.
(4)	The trustee was compensated for their services by the Adviser under the Administration Agreements and as part of the Administrative and Transfer Agency Services Agreement for the Diamond Hill Securitized Credit Fund. Ms. Fagely, Ms. Foster, Mr. Kelly-Jones, Mr. Ghoston and Ms. Morris resigned from the Board at the close of the Transaction. Ms. Fagely, Ms. Foster and Mr. Kelly-Jones are serving on the Board as an Emeritus Trustee.

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Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the Fund Complex. Such amounts grow or decline as if invested in one or more funds in the Fund Complex, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2025, the approximate value of such deferred compensation the Trustees have elected to defer under this program from the Fund Complex is listed below. No amounts have yet been allocated to any Funds in the Trust.

Name of Trustee	Total Deferred Compensation
Candace K. Beinecke	$8,766,794
Peter W. Davidson	$970,452
Jean Hamilton	$7,095,803
William M. Kelly	$2,353,939
Paul J. Lawler	$2,448,628
Mandakini Puri	$1,236,790
Scott Sleyster	$-0-

Ownership of Fund Shares by the Trustee

The following table sets forth information as of December 31, 2025 regarding ownership by the Trustees of equity securities of the Trust or any other fund in the same fund family and same Fund Complex for which each is also a director or trustee. The “Fund Family” includes the Funds (including the Diamond Hill Large Cap Concentrated ETF) and the Diamond Hill Securitized Credit Fund. The fund complex has the same meaning as in the footnote to the Trustee Compensation Table above. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Select Fund
Candace K. Beinecke	A	A	A	A	A
Peter W. Davidson	A	A	A	A	A
Jean Hamilton	A	A	A	A	A
William M. Kelly	A	A	A	A	A
Paul J. Lawler	A	A	A	A	A
Mandakini Puri	A	A	A	A	A
Scott Sleyster	A	A	A	A	A

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Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Long- Short Fund	Diamond Hill International Fund	Diamond Hill Short Duration Income Fund	Diamond Hill Securitized Total Return Fund	Diamond Hill Core Bond Fund	Diamond Hill Core Plus Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Candace K. Beinecke	A	A	A	A	A	A	A
Peter W. Davidson	A	A	A	A	A	A	A
Jean Hamilton	A	A	A	A	A	A	A
William M. Kelly	A	A	A	A	A	A	A
Paul J. Lawler	A	A	A	A	A	A	A
Mandakini Puri	A	A	A	A	A	A	A
Scott Sleyster	A	A	A	A	A	A	A

INTERESTED TRUSTEES

Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Small Cap Fund	Diamond Hill Small-Mid Cap Fund	Diamond Hill Mid Cap Fund	Diamond Hill Large Cap Fund	Diamond Hill Select Fund
John P. Arnhold	A	A	A	A	A
Mehdi Mahmud	A	A	A	A	A

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Dollar Range of Equity Securities in the Trust
Name of Trustee	Diamond Hill Long- Short Fund	Diamond Hill International Fund	Diamond Hill Short Duration Income Fund	Diamond Hill Securitized Total Return Fund	Diamond Hill Core Bond Fund	Diamond Hill Core Plus Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Arnhold	A	A	A	A	A	A	A
Mehdi Mahmud	A	A	A	A	A	A	A

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Candace K. Beinecke	E
Peter W. Davidson	A
Jean Hamilton	E
William M. Kelly	E
Paul J. Lawler	E
Mandakini Puri	A
Scott Sleyster	A
John P. Arnhold	E
Mehdi Mahmud	E

Other Information

As of [            ], 2026, the Trustees and Officers as a group owned less than 1% of all of the classes of all of the Funds.

The Trust and the Adviser have each adopted a Code of Ethics (together, the “Code of Ethics”) under Rule 17j-1 under the Company Act. The personnel subject to the Code of Ethics are prohibited from investing in individual equity securities and certain fixed income securities that are eligible to be purchased by the Diamond Hill Funds. The Code of Ethics is available at diamond-hill.com/about/policies-and-disclosures. You may also obtain a copy of the Code of Ethics from the SEC EDGAR web site or by calling the Diamond Hill Funds at 888-226-5595.

For the fiscal year ended December 31, 2025, the Board held six meetings. The Trust does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

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Proxy Voting Policies and Procedures

The Trust has delegated proxy voting responsibilities of the Funds to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations and the Proxy Policy has been approved by the Trustees as the policies and procedures that the Adviser will use when voting proxies on behalf of each Fund. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of a Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interests of a Fund’s shareholders, on one hand, and those of the Adviser or principal underwriter on the other will be reported to the Board and the Board will provide direction to the Adviser on how to vote the proxy.

The Proxy Policy sets forth the Adviser ’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

Investors may obtain a copy of the Proxy Policy by writing to the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215 or by calling the Trust at 888-226-5595. Information about how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th is available without charge, upon request, by calling the Trust at 888-226-5595, via a link on the Funds’ website, diamond-hill.com/documents, and on the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. All shareholders bear the costs when executing portfolio transactions in a Fund.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Investment Management Agreement.

While the Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. A Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Adviser has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of the Funds (“CCA Brokers”) that provide for the CCA Brokers to pay a portion of the commissions paid by a Fund for securities transactions (“CCA Commissions”) to providers of research services.

Because these research service providers may play no role in executing client securities transactions, any research prepared by that research service provider may constitute third party research. Adviser may use brokerage commissions, including CCA Commissions, from a Fund’s portfolio transactions to acquire research, subject to the procedures and limitations provided in this section.

From time to time, the Adviser prepares a list of providers of research services that have been deemed by the Adviser to provide valuable research (“Research Firms”) as determined by Adviser’s investment staff. CCA Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with Adviser’s obligation to seek best execution for its client accounts. The Adviser uses a vote by its investment staff as a guide for allocating CCA Commissions. Compensation for research may also be made pursuant to commissions paid on trades executed by a Research Firm who is registered as a broker/dealer (“Research Broker”). Under normal circumstances, CCA Brokers are compensated for research solely through trade commissions. To the extent that payments for research to a Research Broker other than a CCA Broker are made pursuant to trade commissions, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker for its research. However, the Adviser will reduce the amount of CCA Commissions to be paid to that Research Broker by less than the full amount of trade commissions paid to that Research Broker. Neither the Adviser nor the Funds have an obligation to any Research Firm if the amount of trade commissions and CCA Commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to a Research Firm from its own resources in an amount the Adviser determines in its discretion.

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The products and services acquired by the Adviser in connection with such arrangements are intended to comply with Section 28(e) of the Securities Act of 1934, as amended, and the SEC’s related interpretive guidance. The Adviser will not cause a Fund or its clients to use trade commissions or CCA Commissions for purposes other than for eligible research and brokerage services or products.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers, provided that the block is done in a fair and equitable manner and is determined to be timely and in the best interest of each client. Blocked transactions can produce better execution for a Fund and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that the entire blocked order is not filled, the shares are generally allocated on a pro-rata basis to the appropriate client accounts. All blocked orders are allocated to the participating accounts at average cost.

In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, if a Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash (i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense). Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

The Adviser may not give consideration to sales of Shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

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The Funds paid the following brokerage commissions for the following fiscal periods:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Small Cap Fund	$206,396	$187,079	$223,935
Small-Mid Cap Fund	397,973	401,860	404,863
Mid Cap Fund	32,592	21,672	42,892
Large Cap Fund	1,852,574	1,671,864	1,243,902
Select Fund	162,190	211,691	214,325
Long-Short Fund	648,326	529,169	498,116
International Fund	223,265	126,585	88,305

During the last fiscal year, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain funds to brokers because of research services provided. The following table indicates the funds that entered into these transactions, the amount of these transactions and related commission paid during the period.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Small Cap Fund	$207,755,026	$159,530
Small-Mid Cap Fund	664,408,048	306,351
Mid Cap Fund	111,564,120	28,825
Large Cap Fund	6,667,641,757	1,685,274
Select Fund	447,468,319	133,501
Long-Short Fund	1,912,584,881	530,185
International Fund	147,657,793	216,076
Total	$10,159,079,944	$3,059,742

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Securities of Regular Broker-Dealers

The table below presents information regarding the securities of the Funds’ regular broker-dealers (or the parent of the regular broker-dealer) that were held by the Funds as of December 31, 2025.

Fund	Regular Broker Dealer	Holdings ($000s)
Small Cap Fund	None	None
Small Mid-Cap Fund	None	None
Mid Cap Fund	None	None
Large Cap Fund	Bank of America Corp.	154,736
	Equitable Holdings, Inc.	75,932
Select Fund	None	None
Long-Short Fund	Bank of America Corp.	30,076
	Citigroup, Inc.	88,230
	Morgan Stanley & Co.	17,827
International Fund	None	None
Short Duration Income Fund	Bank of America Corp.	10,452
	Citigroup, Inc.	1,765
	Goldman Sachs & Co.	93,215
	J.P. Morgan Securities	46,123
	Morgan Stanley & Co.	7,757
Securitized Total Return Fund	J.P. Morgan Securities	137
Core Bond Fund	Bank of America Corp.	19,013
	Citigroup, Inc.	17,165
	Goldman Sachs & Co.	15,719
	J.P. Morgan Securities	23,606
	Morgan Stanley & Co.	19,471
Core Plus Bond Fund	Bank of America Corp.	596
	Citigroup, Inc.	492
	Goldman Sachs & Co.	536
	J.P. Morgan Securities	1,053
	Morgan Stanley & Co.	554

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Portfolio Holdings Disclosure

The Funds disclose portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Funds may release or authorize the release of portfolio holdings that are not publicly available for legitimate business purposes, provided that such disclosure is approved by the President and Treasurer of the Trust. Each Fund also may disclose non-public portfolio holdings to its affiliates, third-party service providers, or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, alternative liquidity source programs, accounting and legal. In addition, the Funds may disclose non-public portfolio holdings to any shareholder receiving a redemption in kind, subject to the requirements of the Funds’ In-Kind Redemption Policy. The Funds currently have ongoing arrangements to disclose portfolio holdings information to third-party service providers of the Funds or the Adviser and to rating or reporting agencies, or data or portfolio analysis firms, which include:

Firm Name	Firm Name
ACA Group / Foreside Financial Services, LLC, the distributor	FIS Global
[ ], the independent registered public accounting firm	FundGuard, Inc.
Financial printers	Global Trading Analytics
State Street Bank and Trust Company (“State Street”), the custodian	ICE Data Services
Sidley Austin LLP, legal counsel	Institutional Shareholder Services
Ultimus Fund Solutions, LLC (“Ultimus”), the sub-fund accountant	Microsoft Corporation
Bloomberg L.P.	Snowflake, Inc.
Broadridge	SS&C Software
Confluence Technologies, Inc.	Synthesis Technology LLC
Factset Research Systems, Inc.	SySys Corporation
FilePoint	The Yield Book, Inc.

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Disclosure of the Funds’ daily portfolio holdings as an exception to the Funds’ normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio holdings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings information be disclosed for compensation. In order to avoid conflicts of interest between the Funds’ shareholders and the Adviser, any exceptions must be approved in writing by the Funds’ President and Treasurer and any such exceptions granted will be presented to the Board on a quarterly basis for their review.

In addition, separate account, model delivery programs and unregistered products clients (“Other Accounts”) of the Adviser have same day access to their portfolio holdings, and their advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers. In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser may be available to one or more affiliated or unaffiliated service providers to those accounts. Some of the Other Accounts have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds. These Other Accounts are not subject to the portfolio holdings disclosure policies of the Funds to which they are similar and may disclose their similar or nearly identical portfolio holdings information in different forms and at different times than the Funds.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending December 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending June 30 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the Company Act (the "Plan"), applicable to its Investor Shares and, with respect to the Short Duration Income Fund and Core Bond Fund, its Class A Shares and Class C Shares, which permits its Funds to pay for certain distribution and promotion activities related to marketing their Shares. Pursuant to the Plan, each Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Investor Shares and Class A Shares and, with respect to Class C Shares of the Short Duration Income Fund and Core Bond Fund, at an annual rate of 0.75% of the average daily net assets of the Class C Shares. In addition, each Fund will pay its principal underwriter a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares, as applicable. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by each Fund pursuant to the Investment Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution as described below.

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Class A Shares of the Short Duration Income Fund are subject to a maximum front-end sales charge of 2.50%, and Class A Shares of the Core Bond Fund are subject to a maximum front-end sales charge of 3.75%, as described in the Prospectus. Class A Shares of each Fund may also be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 18 months following a purchase without an initial sales charge. Class C Shares of the Short Duration Income Fund and Core Bond Fund are not subject to a front-end sales charge, but a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class C Shares made within 13 months following purchase.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund Shares, including without limitation the following: (i) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Fund Shares, or that hold Fund Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders; (ii) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that render shareholder support services not otherwise provided by the Trust's transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request; (iii) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund Shares; (iv) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (v) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (vi) costs of preparing, printing and distributing sales literature; (vii) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (viii) costs of implementing and operating the Plan. The Funds do not participate in any joint distribution activities with other mutual funds outside of the Trust other than the Diamond Hill Securitized Credit Fund [and the First Eagle fund trusts]. Fees paid by a Fund under the Plan may not be directly or indirectly used to finance the distribution of the shares of the Diamond Hill Securitized Credit Fund [or any First Eagle fund trust].

The Trustees expect that the Plan will encourage distribution of the Funds’ Investor Shares and, with respect to the Short Duration Income Fund and Core Bond Fund, Class A Shares and Class C Shares. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board, including a majority of the Trustees who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding Shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding Shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. The Adviser and its employees may benefit indirectly from payments received under certain of the Plan.

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The tables below state the amounts paid under the Trust’s distribution plan for Investor Shares for the identified goods and services during the fiscal year ended December 31, 2025. Class C Shares of the Short Duration Income Fund and Core Bond Fund had not commenced operations during the fiscal year ended December 31, 2025.

DISTRIBUTION PLAN EXPENSES

	Trails paid to Non-affiliated broker dealers	Reimbursement to DHCM for distribution related expenses	Total
Investor
Small Cap Fund	$73,812	$51,203	$125,015
Small-Mid Cap Fund	55,458	29,272	84,730
Mid Cap Fund	4,019	5,085	9,104
Large Cap Fund	326,196	344,715	670,911
Select Fund	44,126	47,323	91,449
Long-Short Fund	193,619	92,608	286,227
International Fund	829	1,874	2,703
Short Duration Income Fund	124,844	82,211	207,055
Securitized Total Return Fund	-	20	20
Core Bond Fund	5,647	7,067	12,714
Core Plus Bond Fund	-	59	59

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Financial Intermediaries

The Funds have authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Adviser does not consider a financial intermediary’s sale of shares of the Funds when selecting brokers or dealers to effect portfolio transactions for the Funds.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” or “revenue sharing” and are in addition to the sales charges and Rule 12b-1 fees. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to invest in Shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (i) transaction support, including any one-time charges for establishing access to Fund Shares on particular trading systems (known as “platform access fees”); (ii) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (iii) placement by a financial intermediary on its offered, preferred, or recommended fund list; (iv) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (v) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; and (vi) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on assets, gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2025, the following broker-dealers offering Shares of the Funds, and/or their respective affiliates, received or will receive in the future additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other services as described above:

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Ameriprise Financial Services, Inc.

Charles Schwab & Co., Inc.

Edward D. Jones & Co., L.P.

Fidelity Investments Institutional Operations Company, Inc.

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

LPL Financial LLC

Morgan Stanley Smith Barney LLC

National Financial Services LLC

Nationwide Financial Services, Inc.

Pershing LLC

PNC Investments LLC

Principal Life Insurance Company

Steward Partners Global Advisory

Transamerica

UBS Financial Services, Inc.

Wells Fargo Advisors, LLC

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2025 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser.

The Adviser may also pay non-cash compensation to financial intermediaries and their representatives in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DETERMINATION OF SHARE PRICE

The price of the Shares of a Fund is based on a Fund’s NAV per Share next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time (“ET”)) on each day the NYSE is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, a Fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this SAI and in the Prospectus) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NAV at the close of trading on that day.

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A separate NAV is calculated for each Share class of a Fund. The NAV for a class is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’s Shares outstanding.

U.S. Equity Securities

U.S. equity securities (including options, rights, warrants, futures, and options on futures) traded in the OTC market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations are either: (i) not readily available, or (ii) determined by the Adviser's Valuation & Liquidity Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASDAQ National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV.

Non-U.S. and U.S. Fixed Income Securities

Fixed income securities shall be valued at an evaluated price, generally as of 4:00 p.m. ET, provided by an independent pricing service approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data.

These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures approved by the Board need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined by the Adviser's Valuation & Liquidity Committee to not accurately reflect their value, are valued at their fair value using procedures approved by the Board.

Non-U.S. Equity Securities

To the fullest extent possible, equity securities that are traded on a non-U.S. securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined by the Adviser's Valuation & Liquidity Committee to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Non-U.S. securities, currencies and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

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Generally, trading of non-U.S. equity securities on most foreign markets (i.e., non-Western hemisphere) is completed before the close of trading in U.S. markets. The values of all non-U.S. equity securities typically are adjusted by applying a fair value factor developed by an independent pricing service in order to reflect the price impacts of events occurring after such non-U.S. exchanges close and the time the Funds' NAVs are calculated.

TAXES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in a Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Trust or its investments. This general summary is based on the Code, the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.

Each Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

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If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. While each Fund intends to distribute its ordinary income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that a Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes on the Fund.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in a Fund.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) generally are taxable to shareholders as ordinary income. However, distributions by a Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meet certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.

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Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the Shares of a Fund have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or Shares. All distributions of taxable net investment income and net realized capital gain, whether received in Shares or in cash, must be reported by each taxable shareholder on their federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of Shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund Shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund Shares. Such gain or loss is treated as a capital gain or loss if the Shares are held as capital assets. However, any loss realized upon the redemption of Shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of Shares may be disallowed to the extent Shares are purchased (including Shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund Shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the Shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified and adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

112

Payments to a shareholder that is either a non-U.S. financial institution (“FFI”) or a non-financial non-U.S. entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund after June 30, 2014, and (ii) certain capital gain distributions and the proceeds arising from the sale of Fund Shares paid by a Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of non-U.S. financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a non-U.S. entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisors about the application of federal, state, local and non-U.S. tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

As of the end of tax year ended December 31, 2025, the Funds may have capital loss carry forwards (“CLCFs”). Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year. Post-effective CLCFs can be carried forward indefinitely.

As of December 31, 2025, the following funds have CLCFs not subject to expiration.

	Short Duration Income Fund	Core Bond Fund	Core Plus Bond Fund
Short-Term	$10,605,874	$2,732,666	$30,257
Long-Term	10,098,101	14,176,862	3,387
	$20,703,975	$16,909,528	$33,644

CUSTODIAN

State Street, One Congress Street, Suite 1, Boston, MA 02114 is the Custodian for each Fund’s investments. The Custodian acts as each Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund’s request and maintains records in connection with its duties.

SUB-FUND ACCOUNTING AGENT AND SUB-TRANSFER AGENT

Pursuant to a Master Services Agreement entered into between Ultimus and the Adviser, Ultimus acts as the Funds’ sub-fund accounting agent and, in such capacity, maintains the books and records of the Funds, calculates the NAV per Share of each class, calculates investment performance and prepares all financial statements and regulatory filings. Pursuant to the Master Services Agreement, Ultimus also acts as the Funds’ sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund Shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Ultimus under the Master Services Agreement are paid by the Adviser pursuant to the Administration Agreement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [             ], [             ], has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2026. [             ] performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

DISTRIBUTOR

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) located at 190 Middle Street, Suite 301, Portland, ME 04101 (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Funds’ Shares. The Distributor continually distributes Shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor does not receive compensation from the Funds for its Distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

SECURITIES LENDING AGENT

State Street serves as the securities lending agent to the Funds. As the securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). State Street acts as agent to the Funds to lend available securities with any person on its list of approved borrowers, including State Street and certain of its affiliates. State Street determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street, on behalf of each Fund, invests cash collateral into a registered investment company sponsored and managed by State Street Investment Management (the "Acquired Fund"). The Acquired Fund is available only through a private placement, is owned exclusively by the Funds, and is not available to the general public. Since the Funds own all of the shares of the Acquired Fund and its sole purpose is to benefit the shareholders of the Funds, it may be considered to be an investment company that is related to the Funds for purposes of investment and investor services. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program and provides quarterly report to the Board.

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The Funds earned income and paid fees and compensation to service providers related to their securities lending activities during the most recent fiscal year shown below.

	Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees for securities lending activities	Net income from securities lending activities
Small Cap Fund	$1,528,470	($27,909)	($13,808)	$—	$—	($1,371,861)	$—	($1,413,578)	$114,892
Small-Mid Cap Fund	2,005,898	(42,735)	(17,739)	—	—	(1,764,930)	—	(1,825,404)	180,494
Mid Cap Fund	98,402	(1,977)	(882)	—	—	(87,577)	—	(90,436)	7,966
Large Cap Fund	5,191,575	(74,563)	(47,275)	—	—	(4,765,554)	—	(4,887,392)	304,183
Select Fund	650,647	(10,629)	(5,919)	—	—	(587,166)	—	(603,714)	46,933
Long-Short Fund	16,610,710	(71,376)	(153,441)	—	—	(15,962,547)	—	(16,187,364)	423,346
International Fund	326,719	(5,940)	(2,904)	—	—	(291,454)	—	(300,298)	26,421
Short Duration Income Fund	1,386,605	(19,615)	(12,575)	—	—	(1,277,017)	—	(1,309,207)	77,398
Core Bond Fund	1,485,085	(28,388)	(13,209)	—	—	(1,324,591)	—	(1,366,188)	118,897
Core Plus Bond Fund	57,410	(2,485)	(492)	—	—	(43,121)	—	(46,098)	11,312

The Securitized Total Return Fund commenced operations on July 1, 2025 and did not receive any securities lending related income during the year-ended December 31, 2025.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of [             ], 2026, the following persons owned of record 5% or more of a class of each Fund’s outstanding Shares. A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding Shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

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SHAREHOLDER NAME AND ADDRESS	% OWNERSHIP
DIAMOND HILL SMALL CAP FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL SMALL CAP FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL SMALL CAP FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL SMALL-MID CAP FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL SMALL-MID CAP FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL SMALL-MID CAP FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL MID CAP FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL MID CAP FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL MID CAP FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL LARGE CAP FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL LARGE CAP FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL LARGE CAP FUND - CLASS Y
[ ]	[ ]%

116

DIAMOND HILL SELECT FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL SELECT FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL SELECT FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL LONG-SHORT FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL LONG-SHORT FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL LONG-SHORT FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL INTERNATIONAL FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL INTERNATIONAL FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL INTERNATIONAL FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL SHORT DURATION INCOME FUND – CLASS A
[ ]	[ ]%
DIAMOND HILL SHORT DURATION INCOME FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL SHORT DURATION INCOME FUND - CLASS Y
[ ]	[ ]%

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DIAMOND HILL SECURITIZED TOTAL RETURN FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL SECURITIZED TOTAL RETURN FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL SECURITIZED TOTAL RETURN FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL CORE BOND FUND – CLASS A
[ ]	[ ]%
DIAMOND HILL CORE BOND FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL CORE BOND FUND - CLASS Y
[ ]	[ ]%
DIAMOND HILL CORE PLUS BOND FUND - INVESTOR
[ ]	[ ]%
DIAMOND HILL CORE PLUS BOND FUND - CLASS I
[ ]	[ ]%
DIAMOND HILL CORE PLUS BOND FUND - CLASS Y
[ ]	[ ]%

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in this SAI are incorporated herein by reference to the Form N-CSR, which includes the annual financial statements and additional information for the Funds for the fiscal year ended December 31, 2025. The Fund’s unaudited semi-annual financial statements are incorporated herein by reference to the Form N-CSR, which includes the semi-annual financial statements and additional information for the Funds for the six months ended June 30, 2026. The Funds will provide the financial statements and additional information and the annual and semi-annual reports without charge upon written request or request by telephone. The financial statements and additional information and the annual and semi-annual reports to shareholders are also available on the Funds’ website at www.diamond-hill.com/documents.

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DIAMOND HILL FUNDS

PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Articles of Incorporation.

(i)	Copy of Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust dated May 22, 2025, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 90, is hereby incorporated by reference.

(ii)	Copy of Amendment No. 1, dated February 12, 2026, to Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust, dated May 22, 2025, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 95, is hereby incorporated by reference.

(iii)	Copy of Amendment No. 2, dated [ ], to Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust, dated May 22, 2025, will be filed by subsequent amendment.

(b)	By-Laws.

(i)	Copy of Amended and Restated By-Laws, dated as of November 14, 2018, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 69, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders.

None other than in Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)	Investment Advisory Contracts.

(i)	Copy of Registrant’s Investment Management Agreement, dated as of April 22, 2026 with its Adviser, Diamond Hill Capital Management, Inc., is filed herewith.

(ii)	Copy of Form of Amended Exhibit A dated [ ] to the Registrant’s Investment Management Agreement dated as of April 22, 2026, with Diamond Hill Capital Management, Inc., will be filed by subsequent amendment.

(e)	Underwriting Contracts.

(i)	Copy of Underwriting Agreement with BHIL Distributors, LLC, dated as of August 18, 2016, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(ii)	Copy of Underwriting Agreement Novation with BHIL Distributors, LLC which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 62, is hereby incorporated by reference.

(iii)	Form of Dealer’s Agreement, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(iv)	Copy of ETF Distribution Agreement dated August 21, 2025 with Foreside Financial Services, LLC, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(v)	Copy of Form of Amended Exhibit A dated [ ] to the ETF Distribution Agreement dated August 21, 2025 with Foreside Financial Services, LLC, will be filed by subsequent amendment.

(f)	Bonus or Profit Sharing Contracts.

None.

(g)	Custodian Agreements.

(i)	Copy of Registrant’s Master Custodian Agreement and Fee Schedule with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(ii)	Copy of Amendment dated October 13, 2015, to Fee Schedule dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Amendment No. 54, is hereby incorporated by reference.

(iii)	Copy of Amendment dated March 1, 2016, to Fee Schedule dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Amendment No. 54, is hereby incorporated by reference.

(iv)	Copy of Amended Appendix A, dated February 11, 2021, to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 79, is hereby incorporated by reference.

(v)	Copy of Amendment, dated February 21, 2023, to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 82, is hereby incorporated by reference.

(vi)	Copy of Amendment, dated August 21, 2024 to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 85, is hereby incorporated by reference.

(vii)	Copy of Amendment, dated May 22, 2025 to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(viii)	Copy of Amendment, dated August 22, 2025 to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(ix)	Copy of Form of Amendment dated [ ] to Master Custodian Agreement with the Custodian, State Street Bank and Trust Company, dated as of March 1, 2014, will be filed by subsequent amendment.

(h)	Other Material Contracts.

(i)	Copy of Registrant’s Amended and Restated Administrative and Transfer Agency Services Agreement dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013 with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 41, is hereby incorporated by reference.

(ii)	Copy of Amendment dated February 20, 2014 to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement dated as of May 31, 2002, as restated and amended November 17, 2011, and May 23, 2013 with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(iii)	Copy of Amended Schedule B, dated as of February 28, 2018, to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(iv)	Copy of Amended Schedule A, dated as of May 22, 2025, to the Amended and Restated Administrative, Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as restated and amended November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 90, is hereby incorporated by reference.

(v)	Copy of Amended Schedule B, dated February 28, 2026, to the Amended and Restated Administrative Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as amended and restated November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 95, is hereby incorporated by reference.

(vi)	Copy of Amended Schedule B, dated [ ], 2026, to the Amended and Restated Administrative Fund Accounting and Transfer Agency Services Agreement, dated as of May 31, 2002, as amended and restated November 17, 2011 and May 23, 2013, and amended February 20, 2014, with Diamond Hill Capital Management, Inc., will be filed by subsequent amendment.

(vii)	Copy of Administrative Services Agreement, dated August 21, 2025 with Diamond Hill Capital Management, Inc., which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(viii)	Copy of Form of Amended Schedule A dated [ ], 2026 to the Administrative Services Agreement, dated August 21, 2025 with Diamond Hill Capital Management, Inc., will be filed by subsequent amendment.

(viii)	Copy of Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(ix)	Copy of Amendment, dated December 18, 2017, to the Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(x)	Copy of Amendment No. 3 to the Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, dated January 1, 2026, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 95, is hereby incorporated by reference.

(xi)	Copy of Amendment No. 4, dated [ ], 2026, to the Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, will be filed by subsequent amendment.

(xii)	Copy of ETF Master Services Agreement with Diamond Hill Capital Management, Inc. between Ultimus Fund Solutions, LLC, dated August 21, 2025, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(xii)	Copy of Amendment No. 1 to the ETF Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, dated January 1, 2026, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 95, is hereby incorporated by reference.

(xiv)	Copy of Form of Amended Schedule A to the ETF Master Services Agreement between Diamond Hill Capital Management, Inc. and Ultimus Fund Solutions, LLC, will be filed by subsequent amendment.

(xv)	Copy of Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 43, is hereby incorporated by reference.

(xvi)	Copy of First Amendment, dated November 19, 2015, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 51, is hereby incorporated by reference.

(xvii)	Copy of Second Amendment, dated February 10, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 51, is hereby incorporated by reference.

(xviii)	Copy of Third Amendment, dated April 6, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Amendment No. 54, is hereby incorporated by reference.

(xix)	Copy of Fourth Amendment, dated July 8, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xx)	Copy of Fifth Amendment, dated July 26, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xxi)	Copy of Sixth Amendment, dated October 12, 2016, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 63, is hereby incorporated by reference.

(xxii)	Copy of Seventh Amendment, dated November 14, 2017, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(xxiii)	Copy of Eighth Amendment, dated March 9, 2018, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

(xxiv)	Copy of Ninth Amendment, dated February 14, 2019, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

(xxv)	Copy of Tenth Amendment, dated March 1, 2019, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 71, is hereby incorporated by reference.

(xxvi)	Copy of Eleventh Amendment, dated February 11, 2021, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 79, is hereby incorporated by reference.

(xxvii)	Copy of Twelfth Amendment, dated August 19, 2021, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 81, is hereby incorporated by reference.

(xxviii)	Copy of Thirteenth Amendment, dated December 21, 2021, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 81, is hereby incorporated by reference.

(xxix)	Copy of Fourteenth Amendment, dated February 28, 2023, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 82, is hereby incorporated by reference.

(xxx)	Copy of Fifteenth Amendment, dated August 21, 2024, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 85, is hereby incorporated by reference.

(xxxi)	Copy of Sixteenth Amendment, dated May 22, 2025, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1, dated July 29, 2025, is hereby incorporated by reference.

(xxxii)	Copy of Seventeenth Amendment, dated August 21, 2025, to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(xxxiii)	Copy of Form of Eighteenth Amendment dated [ ] to Registrant’s Securities Lending Authorization Agreement with State Street Bank and Trust Company dated as of March 1, 2014, will be filed by subsequent amendment.

(xxxiv)	Copy of Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company, dated as of May 26, 2015, as amended by First Amendment dated as of June 19, 2015, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 47, is hereby incorporated by reference.

(xxxv)	Copy of Second Amendment dated April 6, 2016, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, which was filed as an Exhibit to the Registrant’s Amendment No. 54, is hereby incorporated by reference.

(xxxvi)	Copy of Third Amendment dated May 5, 2016, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 54, is hereby incorporated by reference.

(xxxvii)	Copy of Fourth Amendment dated March 9, 2018, to Registrant’s Exclusive Lending Agreement with State Street Bank and Trust Company dated as of May 26, 2015, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 79, is hereby incorporated by reference.

(xxxviii)	Copy of Fund of Funds Investment Agreement dated January 19, 2022, with State Street Bank Navigator Securities Lending Trust, which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 81, is hereby incorporated by reference.

(xxxix)	Copy of Amended and Restated Fund of Funds Investment Agreement dated July 23, 2025 with State Street Bank Navigator Securities Lending Trust, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(xxxx)	Copy of Transfer Agency and Service Agreement dated August 21, 2025, with State Street Bank and Trust Company, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 93, is hereby incorporated by reference.

(xxxxi)	Copy of Form of Amendment dated [ ] to Transfer Agency and Service Agreement dated August 21, 2025, with State Street Bank and Trust Company, will be filed by subsequent amendment.

(i)	Legal Opinion.

(i)	Legal Opinion, dated [ ], 2026, will be filed by subsequent amendment.

(j)	Other Opinions:

(ii)	Consent of Independent Registered Public Accounting Firm, dated [ ], 2026, will be filed by subsequent amendment.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements.

Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)	Rule 12b-1 Plans.

(i)	Copy of Registrant's Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated February 28, 2021, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 79, is hereby incorporated by reference.

(ii)	Copy of Registrant's Amended Exhibit A, dated May 22, 2025, to the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated February 28, 2021, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 90, is hereby incorporated by reference.

(iii)	Copy of Registrant's Amended Exhibit A, dated [ ], 2026, to the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated February 28, 2021, will be filed by subsequent amendment.

(n)	Rule 18f-3 Plan.

(i)	Copy of Registrant's Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 as amended February 28, 2021, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 79, is hereby incorporated by reference.

(ii)	Copy of Registrant's Amended Schedule A, dated May 22, 2025, to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated February 28, 2021, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 90, is hereby incorporated by reference.

(iii)	Copy of Registrant's Amended Schedule A, dated [ ], 2026, to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated February 28, 2021, will be filed by subsequent amendment.

(o)	Reserved

(p)	Codes of Ethics.

(i)	Copy of the Revised Code of Ethics of Diamond Hill Funds and Diamond Hill Capital Management, Inc. dated November 1, 2025, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 95, is hereby incorporated by reference.

(q)	Copy of Powers of Attorney for John Arnold, Candace K. Beinecke, Peter Davidson, Jean D. Hamilton, William M. Kelly, Paul Lawler, Mehdi Mahmud, Mandakini Puri and Scott Sleyster, which was filed as an Exhibit to the Registrant’s Post Effective Amendment No. 97, is hereby incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30. INDEMNIFICATION

(a) Article VI of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

SECTION 6.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Underwriting Agreement (“Agreement”), the Underwriter has agreed to indemnify, defend, and hold the Registrant, its affiliates, and each of their respective trustees, officers, employees, representatives, and any person who controls or previously controlled the Registrant within the meaning of Section 15 of the 1933 Act, (collectively, the “Registrant Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Registrant Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon (i) the Underwriter’s breach of any of its obligations, representations, warranties or covenants contained in the Agreement; (ii) the Underwriter’s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon and in conformity with information furnished to the Registrant by the Underwriter in writing. In no event shall anything contained in the Agreement be so construed as to protect the Registrant against any liability to the Underwriter to which the Registrant would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A. Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 (“DHCM”), adviser to the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Mid Cap Fund, Diamond Hill Select Fund, Diamond Hill Large Cap Fund, Diamond Hill Large Cap Concentrated ETF, Diamond Hill Long-Short Fund, Diamond Hill International Fund, Diamond Hill Short Duration Income Fund, Diamond Hill Securitized Total Return Fund, Diamond Hill Core Bond Fund, Diamond Hill Core Plus Bond Fund, Diamond Hill High Income ETF, Diamond Hill Micro Cap Fund LP and Diamond Hill Securitized Credit Fund, is a registered investment adviser.

(1) DHCM has engaged in no other business during the past two fiscal years.

(2) Information with respect to the directors and officers of DHCM is incorporated by reference to Schedule D of Form ADV filed by it under the Investment Advisers Act of 1940, as amended (File No. 801-32176).

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Adams Street Private Equity Navigator Fund LLC
6.	Adams Street Venture & Growth Fund
7.	Advisers Investment Trust
8.	AG Twin Brook Capital Income Fund
9.	Align Alternative Access Fund
10.	AltShares Trust
11.	American Beacon Aberdeen Municipal High Income ETF, Series of American Beacon Select Funds
12.	American Beacon AHL Trend ETF, Series of American Beacon Select Funds
13.	American Beacon GLG Natural Resources ETF, American Beacon Select Funds
14.	American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds
15.	Aristotle Funds Series Trust
16.	Aristotle Pacific Enhanced CLO Income Fund
17.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
18.	Bow River Capital Evergreen Fund
19.	Connetic Venture Capital Access Fund
20.	Constitution Capital Access Fund, LLC
21.	Datum One Series Trust
22.	Diamond Hill Funds
23.	Diamond Hill Securitized Credit Fund
24.	Driehaus Mutual Funds
25.	EntrepreneurShares Series Trust
26.	FMI Funds, Inc.
27.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
28.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
29.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
30.	Inspire 500 ETF, Series of Northern Lights Fund Trust IV
31.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
32.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
33.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
34.	Inspire International ETF, Series of Northern Lights Fund Trust IV
35.	Inspire Growth ETF, Series of Northern Lights Fund Trust IV
36.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
37.	Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
38.	LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
39.	LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
40.	LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
41.	LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
42.	LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
43.	LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
44.	LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
45.	LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
46.	LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
47.	LifeX Durable Income ETF, Series of Stone Ridge Trust
48.	Nomura Energy Transition ETF, Series of Nomura ETF Trust
49.	Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
50.	Nomura Focused International Core ETF, Series of Nomura ETF Trust

51.	Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
52.	Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
53.	Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
54.	Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
55.	Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
56.	Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
57.	Man ETF Series Trust
58.	Meketa Infrastructure Fund
59.	Nomura Alternative Income Fund
60.	Praxis Funds
61.	Primark Meketa Private Equity Investments Fund
62.	SA Funds – Investment Trust
63.	Sequoia Fund, Inc.
64.	Simplify Exchange Traded Funds
65.	Siren ETF Trust
66.	Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
67.	Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
68.	Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
69.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
70.	TCG Strategic Income Fund
71.	TCW ETF Trust
72.	VegaShares ETF Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained by the Registrant at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215; and/or by the Registrant’s custodian (and transfer agent for the Large Cap Concentrated ETF and High Income ETF only), State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114; and the Registrant’s sub-administration service provider, sub-fund accountant, and sub-transfer agent (except for the Large Cap Concentrated ETF and High Income ETF), Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

ITEM 34. MANAGEMENT SERVICES

None.

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on July 17, 2026.

DIAMOND HILL FUNDS

By:	/s/ Mehdi Mahmud
Mehdi Mahmud
President (and in the capacity of Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ John P. Arnhold*	Trustee	July 17, 2026
John P. Arnhold

/s/ Candace K. Beinecke*	Trustee	July 17, 2026
Candace K. Beinecke

/s/ Peter W. Davidson*	Trustee	July 17, 2026
Peter W. Davidson

/s/ Jean D. Hamilton*	Trustee	July 17, 2026
Jean D. Hamilton

/s/ William M. Kelly*	Trustee	July 17, 2026
William M. Kelly

/s/ Paul J. Lawler*	Trustee	July 17, 2026
Paul J. Lawler

/s/ Mandakini Puri*	Trustee	July 17, 2026
Mandakini Puri

/s/ Scott Sleyster*	Trustee	July 17, 2026
Scott Sleyster

/s/ Mehdi Mahmud	Trustee (and in the capacity of Principal Executive Officer)	July 17, 2026
Mehdi Mahmud

/s/ Brandon Webster	Chief Financial Officer (and in the capacity of Principal Financial Officer)	July 17, 2026
Brandon Webster

*By:	/s/ Sheelyn Michael
Sheelyn Michael
on behalf of those indicated pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description
(d)(i)	Copy of Investment Management Agreement